UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☑	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PORTAGE FINTECH ACQUISITION CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PORTAGE FINTECH ACQUISITION CORPORATION
A Cayman Islands Exempted Company
(Company Number 373033)
315 Lake Street East, Suite 301
Wayzata, MN 55391

NOTICE OF EXTRAORDINARY GENERAL MEETING
To Be Held at 10:00 A.M. Eastern Time on [   ], 2023

TO THE SHAREHOLDERS OF PORTAGE FINTECH ACQUISITION CORPORATION:

You are hereby invited to attend the extraordinary general meeting (the “Meeting”) of Portage Fintech Acquisition Corporation (“we,” “us,” “our” or the “Company”) to be held at 10:00 A.M. Eastern Time on [   ], 2023 at the offices of Faegre Drinker Biddle & Reath LLP located at 90 South Seventh Street, 2200 Wells Fargo Center, Minneapolis, Minnesota 55402, United States of America, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.

Shareholders are permitted to attend the Meeting in person at our offices. The accompanying proxy statement (the “Proxy Statement”) is first being mailed to shareholders of the Company on or about [   ], 2023. The sole purpose of the Meeting is to consider and vote upon the following proposals:

●	a proposal to approve, as a special resolution, the change of name of the Company from “Portage Fintech Acquisition Corporation” to “Perception Capital Corp. III” (the “Name Change” and, such proposal, the “Name Change Proposal”);

●	a proposal, as a special resolution, to amend and restate the Company’s amended and restated memorandum and articles of association (the “Articles”) in the form set forth in Annex A to the accompanying Proxy Statement (the “Articles Amendment” and, such proposal, the “Articles Amendment Proposal”); and

●	a proposal to approve, as an ordinary resolution, the adjournment of the Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposal or (y) if our board determines before the Meeting that it is not necessary or no longer desirable to proceed with the other proposal (the “Adjournment Proposal”).

The Name Change Proposal, the Articles Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying Proxy Statement.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the foregoing proposal. Notwithstanding the order of the resolutions on the notice to the Meeting, the Adjournment Proposal may be presented first to our shareholders if, based on the tabulated vote collected at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the Name Change Proposal or the Articles Amendment Proposal. If put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Name Change Proposal and the Articles Amendment Proposal will not be submitted to the shareholders for a vote.

i

The approval of the Name Change Proposal and the Articles Amendment Proposal each requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders representing a majority of not less than two-thirds of the shareholders as, being entitled to do so, vote either in person or, where proxies are allowed, by proxy, at the Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a simple majority of the votes cast by shareholders representing the shareholders as, being entitled to do so, vote either in person or, where proxies are allowed, by proxy, at the Meeting.

Our Board has fixed the close of business on September 14, 2023 as the record date for determining the shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Meeting or any adjournment thereof.

After careful consideration of all relevant factors, our Board has determined that the Name Change Proposal, the Articles Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under our Articles, no other business may be transacted at the Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Name Change Proposal, the Articles Amendment Proposal and the Adjournment Proposal and the Meeting. Whether or not you plan to attend the Meeting, we urge you to read this material carefully and vote your ordinary shares.

September [   ], 2023

By Order of the Board of Directors	/s/ Rick Gaenzle
Rick Gaenzle
Chief Executive Officer

Your vote is important. If you are a shareholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Meeting. If you are a shareholder of record, you may also cast your vote in person at the Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will mean that your ordinary shares will not count towards the quorum requirement for the Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be held on [   ], 2023: This notice of Meeting and the accompanying Proxy Statement are available at [   ].

ii

PORTAGE FINTECH ACQUISITION CORPORATION
A Cayman Islands Exempted Company
(Company Number 373033)
315 Lake Street East, Suite 301
Wayzata, MN 55391

EXTRAORDINARY GENERAL MEETING
TO BE HELD AT 10:00 A.M. EASTERN TIME ON ______, 2023

PROXY STATEMENT

The extraordinary general meeting (the “Meeting”) of Portage Fintech Acquisition Corporation (“we,” “us,” “our” or the “Company”) will be held at 10:00 A.M. Eastern Time on [   ], 2023, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You will be permitted to attend the Meeting in person at the offices of Faegre Drinker Biddle & Reath LLP located at 90 South Seventh Street, 2200 Wells Fargo Center, Minneapolis, Minnesota 55402, United States of America. The sole purpose of the Meeting is to consider and vote upon the following proposals:

●	a proposal to approve, as a special resolution, the change of name of the Company from “Portage Fintech Acquisition Corporation” to “Perception Capital Corp. III” (the “Name Change” and, such proposal, the “Name Change Proposal”);

●	a proposal, as a special resolution, to amend and restate the Company’s amended and restated memorandum and articles of association (the “Articles”) in the form set forth in Annex A to the accompanying Proxy Statement (the “Articles Amendment” and, such proposal, the “Articles Amendment Proposal”); and

●	a proposal to approve, as an ordinary resolution, the adjournment of the Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if our board determines before the Meeting that it is not necessary or no longer desirable to proceed with the other proposal (the “Adjournment Proposal”).

The Company’s initial sponsor was PFTA I LP, an Ontario limited partnership (the “Initial Sponsor”). On July 21, 2023, the Initial Sponsor sold a portion of the Class B ordinary shares it holds in the Company and Private Placement Warrants to Perception Capital Partners IIIA LLC, a Delaware limited liability company (the “Managing Sponsor”) (the “Transaction”), pursuant to a Securities Purchase Agreement dated July 12, 2023 (the “Purchase Agreement”). In connection with the Transaction, the Managing Sponsor and the Board have determined that it is in the best interests of the Company to change the name of the Company The purpose of the Name Change Proposal is to better reflect the Company’s new sponsor.

On July 21, 2023, the Company held an extraordinary general meeting of shareholders (the “July EGM”). At the July EGM, the Company’s shareholders approved two proposals to amend the Articles. The first such proposal (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) sought to amend the Articles to extend the date by which the Company must (1) consummate a business combination, (2) cease its operations except for the purpose of winding up if it fails to complete a business combination, and (3) redeem all of the Company’s Class A ordinary shares sold in the Company’s IPO, from 24 months from the closing of the IPO to 36 months from the closing of the IPO or such earlier date as is determined by our board of directors (the “Board”) to be in the best interests of the Company. The second such proposal (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) sought to eliminate from the Articles the limitation that the Company shall not redeem Class A ordinary shares sold in the IPO to the extent that such redemption would cause the Company’s net tangible assets to be less than $5,000,001.

The Company’s assets held in trust were held in a demand deposit account as of the date hereof and at December 31, 2022 assets held in the Trust Account were comprised substantially of investments in U.S. government securities. Demand deposit accounts and U.S. government securities are characterized as Level 1 investments within the fair value hierarchy under the Financial Accounting Standards Board Accounting Standards Codification subtopic 820, Fair Value Measurement. Gains and losses resulting from the change in fair value of assets held in Trust Account are included in interest income in the Company’s statements of operations. The estimated fair values of assets held in Trust Account are determined using available market information as of the date of the applicable financial statements.

In connection with the vote to approve the Extension Amendment Proposal, effective as of July 21, 2023, holders of 22,001,009 Class A ordinary shares exercised their right to redeem their shares for cash at a redemption price of approximately $10.41 per share, for an aggregate redemption amount of approximately $229.1 million. As a result, the amount in the Trust Account as of July 21, 2023 was approximately $40.7 million and 3,910,370 Class A ordinary shares remained issued and outstanding. The closing price of the Class A ordinary shares on the Nasdaq Stock Market LLC on September 11, 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.37 We cannot assure shareholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such shareholders wish to sell their shares.

Our Board has fixed the close of business on September 14, 2023 as the record date for determining our shareholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the ordinary shares on that date are entitled to have their votes counted at the Meeting or any adjournment thereof. On the record date of the Meeting, there were 10,388,215 ordinary shares issued and outstanding, of which 6,477,845 are Class B ordinary shares, and 3,910,370 are Class A ordinary shares. The Class B ordinary shares carry voting rights in connection with the Name Change Proposal, the Articles Amendment Proposal and, if presented, the Adjournment Proposal, and we have been informed by our sponsors, which hold all 6,477,845 Class B ordinary shares, that they intend to vote in favor of the Name Change Proposal and the Articles Amendment Proposal.

This Proxy Statement contains important information about the Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated September 12, 2023 and is first being mailed to shareholders on or about [   ], 2023.

QUESTIONS AND ANSWERS ABOUT THE MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annex to this Proxy Statement.

Q:	Why am I receiving this Proxy Statement?

A:	We are a blank check company incorporated on March 17, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. On July 23, 2021, we consummated the Initial Public Offering from which we derived gross proceeds of $240,000,000. On August 5, 2021, the underwriters partially exercise the over-allotment option to purchase an additional 1,911,379 Units (as defined herein), from which we derived gross proceeds of $19,113,790, and forfeited the option to exercise the remaining 1,688,621 Units. A total of $259,113,790 of the net proceeds from the sale of the Units in the Initial Public Offering (including the over-allotment Units) and the sale of private placement warrants on July 23, 2021 and August 5, 2021 were placed in the Trust Account. On July 21, 2023, the Initial Sponsor sold a portion of its Class B ordinary shares and Private Placement Warrants to the Managing Sponsor, pursuant to the Purchase Agreement. Following the Transaction, our Board has determined that it is in the best interests of the Company to change the name of the Company from “Portage Fintech Acquisition Corporation” to “Perception Capital Corp. III” and to amend and restate the Articles to reflect the change the name of the Company.

Q:	What is being voted on?

A:	You are being asked to vote on:

●

a proposal to approve, as a special resolution, the change of name of the Company from “Portage Fintech Acquisition Corporation” to “Perception Capital Corp. III” (the “Name Change” and, such proposal, the “Name Change Proposal”);

For more information, please see “The Name Change Proposal.”

●

a proposal, as a special resolution, to amend and restate the Company’s amended and restated memorandum and articles of association (the “Articles”) in the form set forth in Annex A to the accompanying Proxy Statement (the “Articles Amendment” and, such proposal, the “Articles Amendment Proposal”); and

For more information, please see “The Articles Amendment Proposal.”

●

a proposal to approve, as an ordinary resolution, the adjournment of the Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals or (y) if our board determines before the Meeting that it is not necessary or no longer desirable to proceed with the other proposal.

For more information, please see “The Adjournment Proposal.”

Pursuant to the Articles, a resolution put to the vote of the Meeting shall be decided on a poll in such manner as the chairman directs and the result of the poll shall be deemed to be the resolution of the Meeting.

Q:	Why is the Company proposing the Name Change Proposal and the Articles Amendment Proposal?

A:	The purpose of the Name Change Proposal and the Articles Amendment Proposal is to better reflect the Company’s new sponsor, the Managing Sponsor, following closing of the Transaction.

Q:	Why should I vote “FOR” the Name Change Proposal and the Articles Amendment Proposal?

A:

The Company is proposing the Name Change Proposal and the Articles Amendment Proposal to better reflect the Company’s new sponsor, the Managing Sponsor, following closing of the Transaction. We believe it is in the best interests of our shareholders to change the name of the Company accordingly, from “Portage Fintech Acquisition Corporation” to “Perception Capital Corp. III”.

Our Board recommends that you vote in favor of the Name Change Proposal and the Articles Amendment Proposal.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:	If the Adjournment Proposal is put forth at the meeting and is not approved by our shareholders, our Board may not be able to adjourn the Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals.

If presented, our Board recommends that you vote in favor of the Adjournment Proposal.

Q:	How do the Company insiders intend to vote their shares?

A:	As of the record date for this Meeting, our Managing Sponsor owned 3,565,230 Class B ordinary shares. Such Class B ordinary shares represent approximately [ ]% of our issued and outstanding ordinary shares. Additionally, our Initial Sponsor owns 2,757,615 Class B ordinary shares. Such Class B ordinary shares represent approximately [ ]% of our issued and outstanding ordinary shares.

The Class B ordinary shares carry voting rights in connection with the Name Change Proposal, the Articles Amendment Proposal and the Adjournment Proposal and we have been informed by our sponsors that they intend to vote in favor of the Name Change Proposal, the Articles Amendment Proposal and the Adjournment Proposal.

In addition, our sponsors, directors, advisors or any of their affiliates may purchase Class A ordinary shares in privately negotiated transactions or in the open market prior to the Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase Class A ordinary shares in such transactions. Any such purchases that are completed after the record date for the Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Name Change Proposal and the Articles Amendment Proposal.

Q:	What vote is required to adopt the Name Change Proposal and the Articles Amendment Proposal?

A:	The approval of the Name Change Proposal and the Articles Amendment Proposal each requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders representing a majority of not less than two-thirds of the shareholders as, being entitled to do so, vote either in person or, where proxies are allowed, by proxy, at the Meeting.

Q:	What vote is required to approve the Adjournment Proposal?

A:	The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a simple majority of the votes cast by shareholders representing the shareholders as, being entitled to do so, vote either in person or, where proxies are allowed, by proxy, at the Meeting.

Q:	What if I do not want to vote “FOR” the Name Change Proposal or the Articles Amendment Proposal?

A:	If you do not want the Name Change Proposal or the Articles Amendment Proposal approved, you must vote “AGAINST” the proposals.

Broker non-votes, abstentions or the failure to vote on the Name Change Proposal or the Articles Amendment Proposal will have no effect with respect to the approval of the Name Change Proposal or the Articles Amendment Proposal.

Q:	How are the funds in the Trust Account currently being held?

A:	With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on March 30, 2022, the Securities and Exchange Commission (“SEC”) issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since the Initial Public Offering, been held only within U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in an open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we may, on or prior to the 24-month anniversary of the effective date of the registration statement relating to the Initial Public Offering, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in demand deposit accounts or certificates of deposit until the earlier of consummation of our initial business combination or liquidation, which may reduce the dollar amount that our Class A ordinary shareholders would receive upon any redemption or liquidation of the Company. Interest on the Trust Account is variable and is currently expected to be approximately 4% per annum.

Q:	How do I change my vote?

A:

You may change your vote by sending a later dated, signed proxy card to the offices of Continental Stock Transfer & Trust Company, located at 1 State Street 30th Floor New York, NY 10004-1561, so that it is received prior to the Meeting or by attending the Meeting in person and voting. You also may revoke your proxy by sending a notice of revocation to the same address, which must be received by our Secretary prior to the Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Meeting and vote at the Meeting, you must bring to the Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. A Company shareholder’s failure to vote by proxy or to vote in person at the Meeting means that such shareholder’s ordinary shares will not count towards the quorum requirement for the Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Meeting.

The Name Change Proposal and the Articles Amendment Proposal must each be approved as a special resolution under the Cayman Islands Companies Act (as amended) and our Articles, being the affirmative vote of shareholders representing a majority of not less than two-thirds of the shareholders as, being entitled to do so, vote either in person or, where proxies are allowed, by proxy, at the Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a simple majority of the votes cast by shareholders representing the shareholders as, being entitled to do so, vote either in person or, where proxies are allowed, by proxy, at the Meeting.

Accordingly, if a valid quorum is otherwise established, abstentions and broker non-votes will have no effect on the outcome of any vote on the Name Change Proposal, the Articles Amendment Proposal or the Adjournment Proposal.

Q:	If my shares are held in “street name,” will my broker automatically vote them for me?

A:	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:	What is a quorum requirement?

A:	A quorum of our shareholders is necessary to hold a valid Meeting. A quorum will be present at the Meeting if the holders of a majority of the issued and outstanding ordinary shares entitled to vote at the Meeting are represented in person or by proxy. As of the record date for the Meeting, the holders of at least [ ] ordinary shares would be required to achieve a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement but will not count as a vote cast at the Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Meeting.

Q:	Who can vote at the Meeting?

A:	Only holders of record of our ordinary shares at the close of business on September 14, 2023 are entitled to have their vote counted at the Meeting and any adjournments thereof. On this record date, [ ] ordinary shares were outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Meeting or vote by proxy. Whether or not you plan to attend the Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	Does the Board recommend voting for the approval of the Name Change Proposal, the Articles Amendment Proposal and the Adjournment Proposal?

A:	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Name Change Proposal, the Articles Amendment Proposal and the Adjournment Proposal are in the best interests of the Company and its shareholders. The Board recommends that our shareholders vote “FOR” the Name Change Proposal, the Articles Amendment Proposal and the Adjournment Proposal.

Q:	What interests do the Company’s Sponsor, directors, officers and advisors have in the approval of the proposals?

A:	Our Sponsor, directors, officers and advisors do not have any separate interests in the proposals.

Q:	Do I have dissenters’ or appraisal rights if I object to the Name Change Proposal or the Articles Amendment Proposal?

A:	Our shareholders do not have dissenters’ or appraisal rights in connection with the Name Change Proposal or the Articles Amendment Proposal under Cayman Islands law.

Q:	What do I need to do now?

A:	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annex, and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q:	How do I vote?

A:	If you are a holder of record of our ordinary shares, you may vote in person at the Meeting or by submitting a proxy for the Meeting.

Whether or not you plan to attend the Meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Meeting and vote in person if you have already voted by proxy.

If your ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q:	Who is paying for this proxy solicitation?

A:	We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact Rick Gaenzle:

Portage Fintech Acquisition Corporation

c/o Perception Capital Partners IIIA LLC

315 Lake Street East, Suite 301

Wayzata, Minnesota, United States of America

If you have questions regarding the certification of your position or tendering your ordinary shares (and/or delivering your share certificate(s) (if any) and other redemption forms), please contact:

Continental Stock Transfer & Trust Company
1 State Street
30th Floor
New York, New York 10004
Attention: Francis Wolf
Email: fwolf@continentalstock.com

You may also obtain additional information about us from documents we file with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under “Item 1A. Risk Factors” of the Company’s Extraordinary Report on Form 10-K filed with the SEC on March 13, 2023, in this Proxy Statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should consider carefully all of the risks described in our Extraordinary Report on Form 10-K filed with the SEC on March 13, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our Extraordinary Report on Form 10-K, our Quarterly Reports on Form 10-Q and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

If we were deemed to be an investment company for purposes of the Investment Company Act, we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To avoid that result, on or shortly prior to the 24-month anniversary of the effective date of the registration statement relating to the Initial Public Offering, we may liquidate securities held in the Trust Account and instead hold all funds in the Trust Account in demand deposit accounts or certificates of deposit, which may reduce the dollar amount our Class A ordinary shareholders would receive upon any redemption or liquidation of the Company. Interest on the Trust Account is variable and is currently expected to be approximately 4% per annum.

On March 30, 2022, the SEC issued the SPAC Rule Proposals, relating, among other things, to circumstances in which SPACs such as us could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria. To comply with the duration limitation of the proposed safe harbor, a SPAC would have a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a SPAC to file a report on Form 8-K announcing that it has entered into an agreement with a target company for an initial business combination no later than 18 months after the effective date of the registration statement relating to the SPAC’s initial public offering. Such SPAC would then be required to complete its initial business combination no later than 24 months after the effective date of the registration statement relating to its initial public offering.

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not entered into a definitive agreement within 18 months after the effective date of the registration statement relating to its initial public offering or that does not complete its initial business combination within 24 months after such date. We have not entered into a definitive business combination agreement within 18 months after the effective date of the registration statement relating to our initial public offering, and do not expect to complete our initial business combination within 24 months of such date. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our shares following such a transaction.

The funds in the Trust Account have, since the Initial Public Offering, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in an open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act, as amended), we may, on or shortly prior to the 24 month anniversary of the effective date of the registration statement relating to the Initial Public Offering, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in demand deposit accounts or certificates of deposit until the earlier of consummation of our initial business combination or liquidation, which may reduce the dollar amount our Class A ordinary shareholders would receive upon any redemption or liquidation of the Company. Interest on the Trust Account is variable and is currently expected to be approximately 4% per annum.

In addition, even prior to the 24-month anniversary of the effective date of the registration statement relating to the Initial Public Offering, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account as described above.

We may be subject to an excise tax under the Inflation Reduction Act of 2022 in connection with the redemption of our Class A ordinary shares after December 31, 2022.

The Inflation Reduction Act of 2022, enacted in August 2022, imposes a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by “covered corporations” occurring after December 31, 2022, with certain exceptions. This excise tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. Because we are a “blank check” Cayman Islands exempted company with no subsidiaries or previous merger or acquisition activity, we are not currently a “covered corporation” for this purpose. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain other exceptions apply to the excise tax. On December 27, 2022, the U.S. Department of the Treasury (the “Treasury”) issued a notice that it intends to publish proposed regulations addressing the application of the excise tax (the “Notice”). To provide taxpayers with interim guidance, the Notice describes certain rules upon which taxpayers are generally entitled to rely until publication of the proposed regulations, which the Treasury has stated it anticipates will be consistent with the guidance provided in the Notice.

Any redemption or other repurchase that occurs after December 31, 2022 in connection with a business combination that involves our combination with a U.S. entity and/or our re-domestication as a U.S. corporation may be subject to the excise tax. In the event of such a combination with a U.S. entity or re-domestication as a U.S. corporation, whether and to what extent we would be subject to the excise tax would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with any such business combination, (ii) the amount of any stock issued in connection with the business combination, (iii) the status of the target (for example, whether the target is a domestic corporation) and the structure of any such business combination, (iv) the nature and amount of any “PIPE” or other equity issuances in connection with any such business combination (or otherwise issued not in connection with such business combination but issued within the same taxable year of the business combination) and (v) the content of regulations and other guidance from the Treasury. In addition, because the excise tax would be payable by us, and not by the redeeming holder, the mechanics of any required payment of the excise tax have not been determined. The foregoing could cause a reduction in our ability to complete a business combination or the cash available on hand to complete a business combination.

Any business combination may be subject to U.S. foreign investment regulations, which may impose conditions on or prevent the consummation of our initial business combination. Such conditions or limitations could also potentially make our Class A ordinary shares less attractive to investors or cause our future investments to be subject to U.S. foreign investment regulations.

Investments that involve the acquisition of, or investment in, a U.S. business by a non-U.S. investor may be subject to U.S. laws that regulate foreign investments in U.S. businesses and access by foreign persons to technology developed and produced in the United States. These laws include Section 721 of the Defense Production Act of 1950, as amended by the Foreign Investment Risk Review Modernization Act of 2018, and the regulations at 31 C.F.R. Parts 800 and 802, as amended, administered by the Committee on Foreign Investment in the United States (“CFIUS”).

Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a “U.S. business” by a “foreign person” (in each case, as such terms are defined in 31 C.F.R. Part 800) always are subject to CFIUS jurisdiction. Significant CFIUS reform legislation, which was fully implemented through regulations that became effective in 2020, expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person, but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “ critical technologies,” “ covered investment critical infrastructure,” and/or “ sensitive personal data” (in each case, as such terms are defined in 31 C.F.R. Part 800).

All of our sponsors’ managers and officers are U.S. citizens and all owners of our sponsors are also U.S. citizens. Our sponsors are not controlled by, and does not have substantial ties to, any “foreign person” such that a business combination would automatically be subject to CFIUS review. However, depending on the beneficial ownership of any prospective target company and the composition and governance rights of any PIPE investors in connection with a business combination, a business combination could result in investments that would be considered by CFIUS to be covered investments or a covered control transaction that CFIUS would have authority to review.

To the extent that this occurs, CFIUS or another U.S. governmental agency could choose to review a business combination or past or proposed transactions involving new or existing foreign investors in the prospective target company, even if a filing with CFIUS is or was not required at the time of such transaction. Any review and approval of an investment or transaction by CFIUS may have outsized impacts on transaction certainty, timing, feasibility, and cost, among other things. CFIUS policies and agency practices are rapidly evolving, and in the event that CFIUS reviews a business combination or one or more proposed or existing investments by foreign investors in a prospective target company, there can be no assurances that such investors will be able to maintain, or proceed with, such investments on terms acceptable to the parties to a business combination or such investors. Among other things, CFIUS could seek to impose limitations or restrictions on, or prohibit, a business combination or investments by such investors. CFIUS could also order us to divest all or a portion of a target company if we had proceeded without first obtaining CFIUS clearance.

If CFIUS elects to review a business combination, the time necessary to complete such review of the business combination or a decision by CFIUS to prohibit the business combination could prevent us from completing a business combination prior to 24 months from the closing of the Initial Public Offering or the Extended Date, as applicable.

If we are not able to consummate a business combination within 24 months from the closing of the Initial Public Offering or by the Extended Date, as applicable, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of Class A ordinary shares then issued, which redemption will completely extinguish Class A ordinary shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our Board, liquidate and dissolve, subject in the case of clauses (2) and (3), to our obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. There will also be no redemption rights or liquidating distributions with respect our warrants, which will expire worthless in the event of our winding up.

Nasdaq may delist our securities from trading on its exchange following shareholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A ordinary shares and units are listed on Nasdaq. We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our Class A ordinary shares include, among other things, the requirement to maintain at least 300 public holders and at least 500,000 publicly held shares.

We expect that if our Class A ordinary shares fails to meet Nasdaq’s continued listing requirements, our units will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Class A ordinary shares or units will be able to meet any of Nasdaq’s continued listing requirements following any stockholder redemptions of our Public Stock. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;

●	reduced liquidity for our securities;

●	a determination that our Class A Ordinary Shares are a “penny stock” which will require brokers trading in our Class A Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

●	a limited amount of news and analyst coverage; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A Ordinary Shares and units qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

BACKGROUND

We are a blank check company incorporated on March 17, 2021 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

On July 23, 2021, we consummated the Initial Public Offering of 24,000,000 units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant (the “Units”), at a price of $10.00 per Unit, generating gross proceeds of $240,000,000. Simultaneously with the closing of the Initial Public Offering, we consummated the sale of 6,333,334 private placement warrants to the Initial Sponsor (each, a “Private Placement Warrant” and collectively, the “Private Placement Warrants”) at a price of $1.50 per warrant, generating gross proceeds of $9,500,000. On August 5, 2021, the underwriters partially exercised their overallotment option to purchase 1,911,379 Units, at a price of $10.00 per Unit, generating gross proceeds of $19,113,790. Also on August 5, 2021, we consummated an additional sale of 254,850 private placement warrants to the Initial Sponsor at a price of $1.50 per warrant, generating gross proceeds of $382,275.

Following the Initial Public Offering and the sale of the private placement warrants, a total of $259,113,790 was placed in the Trust Account. The proceeds held in the Trust Account may be invested by the trustee only in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company. As of June 26, 2023, funds held in the Trust Account totaled approximately $268,987,925.82, and were held in a money market fund invested in U.S. treasury bills. However, to mitigate the risk of being viewed as operating as an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we may, on or prior to the 24-month anniversary of the effective date of the registration statement relating to the Initial Public Offering, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government securities or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in demand deposit accounts or certificates of deposit until the earlier of consummation of our initial business combination or liquidation, which may reduce the dollar amount our Class A ordinary shareholders would receive upon any redemption or liquidation of the Company. Interest on the Trust Account is variable and is currently expected to be approximately 4% per annum.

Our amended and restated memorandum and articles of association adopted on July 20, 2021 (the “Initial Articles”) provided that we had until July 23, 2023 to consummate an initial business combination. At the July EGM, amongst other matters, the shareholders approved amendments to the Initial Articles to extend the date by which we must complete an initial business combination to July 23, 2024 (the “Extension” and such date, the “Extended Date”). In connection with the July EGM, shareholders holding an aggregate of 22,001,009 shares of the Company’s Class A ordinary shares exercised their right to redeem their shares for approximately $10.41 per share of the funds held in the Company’s trust account (the “Trust Account”), leaving approximately $40.7 million in the Trust Account and 3,910,370 Class A ordinary shares outstanding after such redemption.

On July 21, 2023, our Initial Sponsor sold a portion of its Class B ordinary shares and Private Placement Warrants to the Managing Sponsor, pursuant to the Purchase Agreement. On July 14, 2023, July 17, 2023, July 18, 2023 and July 19, 2023, the Company and the Initial Sponsor entered into non-redemption agreements (each, a “Non-Redemption Agreement”) with certain unaffiliated third parties (each, a “Holder,” and collectively, the “Holders”) in exchange for the Holder or Holders agreeing either not to request redemption in connection with the Extension (as defined below) or to reverse any previously submitted redemption demand in connection with the Extension with respect to an aggregate of 2,166,667 Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), of the Company sold in its initial public offering (the “IPO”) at the extraordinary general meeting called by the Company to, among other things, approved the Extension. In consideration of the Non-Redemption Agreements, immediately prior to, and substantially concurrently with, the closing of an initial business combination, (i) the Managing Sponsor (or its designees or transferees) has agreed to surrender and forfeit to the Company for no consideration an aggregate of approximately 0.6 million shares of the Company’s Class B ordinary shares, par value $0.0001 per share, held by the Managing Sponsor (the “Forfeited Shares”) and (ii) the Company shall issue to the Holders a number of Class A ordinary shares equal to those underlying the Forfeited Shares.

On the record date of the Meeting, there were [   ] ordinary shares issued and outstanding, of which 6,477,845 were Class B ordinary shares, and [   ] were Class A ordinary shares. The Class B ordinary shares carry voting rights in connection with the Name Change Proposal, the Articles Amendment Proposal and the Adjournment Proposal, and we have been informed by our Managing Sponsor, which holds 3,565,230 Class B ordinary shares, and our Initial Sponsor, which holds 2,757,615 Class B ordinary shares, that they intend to vote in favor of the Name Change Proposal, the Articles Amendment Proposal and the Adjournment Proposal.

Our principal executive offices are located at 315 Lake Street East, Suite 301, Wayzata, Minnesota, United States of America 55391 and our telephone number is (952) 456-5300.

THE NAME CHANGE PROPOSAL

The Name Change Proposal

We are proposing to change the name of the Company from “Portage Fintech Acquisition Corporation” to “ Perception Capital Corp. III”. On July 21, 2023, the Initial Sponsor sold a portion of its Class B ordinary shares and Private Placement Warrants to Perception Capital Partners IIIA LLC, the Managing Sponsor. The purpose of the Name Change Proposal is to better reflect the Company’s new sponsor as a result of the Transaction.

If the Name Change Proposal is Approved

Upon approval of the Name Change Proposal by the requisite number of votes, the name of the Company will be changed from “Portage Fintech Acquisition Corporation” to “Perception Capital Corp. III”. The Company shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Name Change Proposal, which will be effective as of the date of the Meeting. Subsequent to the name change, we will remain a reporting company under the Exchange Act, and our Class A ordinary shares will remain publicly traded. The Company does not expect to change its trading symbol on the Nasdaq stock market.

If the Name Change Proposal Is Not Approved

Unless the Name Change Proposal is approved, the Company’s name will continue to be “Portage Fintech Acquisition Corporation”.

Vote Required for approval

The approval of the Name Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders representing a majority of not less than two-thirds of the shareholders as, being entitled to do so, vote either in person or, where proxies are allowed, by proxy, at the Meeting.

Resolution

The full text of the resolution to be voted upon is as follows:

“IT IS RESOLVED by special resolution that the name of the Company be changed from “Portage Fintech Acquisition Corporation” to “Perception Capital Corp. III”.

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Name Change Proposal.

THE ARTICLES AMENDMENT PROPOSAL

The Articles Amendment Proposal

Subject to the approval of the Name Change Proposal, we are proposing to amend and restate the Company’s Articles to reflect the change of name of the Company from “Portage Fintech Acquisition Corporation” to “Perception Capital Corp. III” in order to better reflect the Company’s new sponsor as a result of the Transaction.

If the Articles Amendment Proposal is Approved

Upon approval of the Articles Amendment Proposal by the requisite number of votes, our Articles will be amended and restated in the form set forth in Annex A hereto. The Company shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Articles Amendment Proposal, which will be effective as of the date of the Meeting.

If the Articles Amendment Proposal Is Not Approved

Unless the Articles Amendment Proposal is approved, the Company’s articles of association will continue to be the Articles.

Vote Required for approval

The approval of the Articles Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders representing a majority of not less than two-thirds of the shareholders as, being entitled to do so, vote either in person or, where proxies are allowed, by proxy, at the Meeting.

Resolution

The full text of the resolution to be voted upon is as follows:

“IT IS RESOLVED by special resolution that the existing Memorandum and Articles of Association of the Company be and are hereby replaced in their entirety with a new Memorandum and Articles of Association, a copy of which is annexed hereto.”

Recommendation of the Board

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Articles Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Name Change Proposal and the Articles Amendment Proposal. In no event will our Board adjourn the Meeting for more than 30 days.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Meeting to a later date or dates to permit further solicitation and vote of proxies or if our Board determines before the Meeting that it is not necessary or no longer desirable to proceed with the other proposal.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, the adjournment of the Meeting to a later date or dates or indefinitely, if necessary or convenient, either (x) to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposal or (y) if our board determines before the Meeting that it is not necessary or no longer desirable to proceed with the other proposal, be confirmed, ratified and approved in all respects.”

Vote Required for approval

The Adjournment Proposal must be approved as an ordinary resolution under Cayman Islands law, being a simple majority of the votes cast by shareholders representing the shareholders as, being entitled to do so, vote either in person or, where proxies are allowed, by proxy, at the Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Meeting.

Recommendation of the Board

If presented, our Board unanimously recommends that our shareholders vote “FOR” the approval of the Adjournment Proposal.

THE MEETING

Date, Time and Place. The Meeting will be held at 10:00 A.M. Eastern Time on [   ], 2023, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You will be permitted to attend the Meeting in person at the offices of Faegre Drinker Biddle & Reath LLP located at 90 South Seventh Street, 2200 Wells Fargo Center, Minneapolis, Minnesota 55402, United States of America, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The sole purpose of the Meeting is to consider and vote upon the following proposals.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Meeting, if you owned the ordinary shares at the close of business on [   ], 2023 the record date for the Meeting. You will have one vote per proposal for each share of ordinary shares you owned at that time.

Votes Required. The approval of each of the Name Change Proposal and the Articles Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders representing a majority of not less than two-thirds of the shareholders as, being entitled to do so, vote either in person or, where proxies are allowed, by proxy, at the Meeting. The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a simple majority of the votes cast by shareholders representing the shareholders as, being entitled to do so, vote either in person or, where proxies are allowed, by proxy, at the Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Meeting.

On the record date of the Meeting, there were 10,388,215 ordinary shares issued and outstanding, of which 6,477,845 are Class B ordinary shares, and 3,910,370 are Class A ordinary shares. The Class B ordinary shares carry voting rights in connection with the Name Change Proposal, the Articles Amendment Proposal and the Adjournment Proposal, and we have been informed by our Managing Sponsor, which holds 3,565,230 Class B ordinary shares, and our Initial Sponsor, which holds 2,757,615 Class B ordinary shares that they intend to vote in favor of the Name Change Proposal, the Articles Amendment Proposal and the Adjournment Proposal.

If you do not want the Name Change Proposal or the Articles Amendment Proposal to be approved, you must vote “AGAINST” such proposal. If a valid quorum is otherwise established, broker non-votes, abstentions or the failure to vote on the Name Change Proposal, the Articles Amendment Proposal or the Adjournment Proposal will have no effect with respect to the approval of the Name Change Proposal, the Articles Amendment Proposal or the Adjournment Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited on behalf of our Board to approve the Name Change Proposal and the Articles Amendment Proposal and, if put forth at the Meeting, the Adjournment Proposal being presented to shareholders at the Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person, by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Meeting. You may contact Rick Gaenzle:

Portage Fintech Acquisition Corporation

c/o Perception Capital Partners IIIA LLC

315 Lake Street East, Suite 301

Wayzata, Minnesota, United States of America

(917) 673-8250

Required Vote

The approval of each of the Name Change Proposal and the Articles Amendment Proposal a requires a special resolution under Cayman Islands law, being the affirmative vote of shareholders representing a majority of not less than two-thirds of the shareholders as, being entitled to do so, vote either in person or, where proxies are allowed, by proxy, at the Meeting.

The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being a simple majority of the votes cast by shareholders representing the shareholders as, being entitled to do so, vote either in person or, where proxies are allowed, by proxy, at the Meeting.

In addition, our Sponsor, directors, officers, advisors or any of their affiliates may purchase Class A ordinary shares in privately negotiated transactions or in the open market prior to the Meeting. However, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the Trust Account will be used to purchase Class A ordinary shares in such transactions. Any such purchases that are completed after the record date for the Meeting may include an agreement with a selling shareholder that such shareholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Name Change Proposal and the Articles Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the resolutions to be put to the Meeting are approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Name Change Proposal and the Articles Amendment Proposal and/or elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account.

The Board’s Reasons for the Name Change Proposal and the Articles Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that each of the Name Change and the Articles Amendment is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable adoption of the Name Change Proposal and the Articles Amendment Proposal and recommends that you vote “FOR” such proposal.

On July 21, 2023, the Initial Sponsor sold a portion of its Class B ordinary shares and Private Placement Warrants to the Managing Sponsor. As a result of the Transaction, we believe that it is in the best interests of our shareholders to change the name of the Company from “Portage Fintech Acquisition Corporation” to “Perception Capital Corp. III” to better reflect the Company’s new sponsor and to amend the Articles to reflect the proposed change of name of the Company.

After careful consideration of all relevant factors, our Board determined that each of the Name Change and the Articles Amendment is in the best interests of the Company and its shareholders.

Resolutions to be Voted Upon

The full text of the resolutions to be proposed in connection with the Name Change Proposal and the Articles Amendment Proposal are set out under “the Name Change Proposal” and “the Articles Amendment Proposal” herein.

Our Board unanimously recommends that our shareholders vote “FOR” the approval of the Name Change Proposal and the Articles Amendment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the ordinary shares as of September 11, 2023, based on information obtained from the persons named below, with respect to the beneficial ownership of ordinary shares, by:

●	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding ordinary shares;

●	each of our executive officers and directors that beneficially owns ordinary shares; and

all our executive officers and directors as a group.

As of the record date, there were a total of 10,388,215 ordinary shares outstanding, of which 3,910,370 were Class A ordinary shares and 6,477,845 were Class B ordinary shares. Unless otherwise indicated, it is believed that all persons named in the table below have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The table below does not include the shares of Class A ordinary shares underlying the private placement warrants held by our sponsors because these securities are not exercisable within 60 days of the date hereof.

	Class B ordinary shares			Class A ordinary shares
Name and Address of Beneficial Owners(1)	Number of Shares Beneficially Owned		Approximate Percentage of Class(2)	Number of Shares Beneficially Owned		Approximate Percentage of Class	Approximate Percentage of Voting Control
Directors and Executive Officers
Scott Honour	-		-	-		-	-
Rick Gaenzle	-		-	-		-	-
R. Rudolph Reinfrank	-		-	-		-	-
Thomas J. Abood	-		-	-		-	-
Karrie Willis	-		-	-		-	-
G. Thompson Hutton	-		-	-		-	-
Seraina Macia	-		-	-		-	-
John Stanfield	-		-	-		-	-
All officers and directors as a group (Ten individuals)(3)	-		-	-		-	-
Five Percent Holders
Perception Capital Partners IIIA LLC (Our Managing Sponsor)(4)	3,565,230		55%	-		-	34%
PFTA I LP (our Initial Sponsor)(5)	2,757,615	(5)	43%	-		-	27%
Funicular Funds, LP 601 California Street, Suite 1151, San Francisco, CA 94108(6)	-		-	352,000	(6)	9%		*
Dryden Capital, LLC 777 Brickell Ave, Suite 500, Miami FL 33131(7)				200,000	(7)	5%		*
Radcliffe Capital Management, L.P 50 Monument Road, Suite 300 Bala Cynwyd, PA 19004(8)	-		-	200,000	(8)	5%		*
Harraden Circle Investments, LLC 299 Park Avenue, 21st Floor, New York, NY 10171(9)	-		-	200,000	(9)	5%		*

*	Less than one percent.

(1)	Unless otherwise noted, the business address of each of our shareholders is 280 Park Avenue, 29F East, New York, NY 10017.
(2)	Interests shown consist solely of Class B ordinary Founder Shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares at the time of our initial business combination or earlier at the option of the holders thereof.
(3)	Figure does not include an aggregate of 30,000 shares issued to our advisors.
(4)	Perception Capital Partners IIIA LLC (“Perception IIIA”) is the record holder of the securities reported herein. Perception IIIA. Macabel Holdings, Inc., is the managing member of Perception IIIA. Mr. Gaenzle is the President of Macabel Holdings, Inc. As such, each of Macabel Holdings, Inc., and Mr. Gaenzle may be deemed to beneficially own the securities held by Perception IIIA by virtue of their shared control over Perception IIIA. Messrs. Honour, Sheridan, Tan and Campbell are members of Perception IIIA and may be deemed to own. Each of Macabel Holdings, Inc. and Messrs. Gaenzle, Honour, Sheridan, Tan, and Campbell disclaim beneficial ownership of the securities included in this report, except to the extent of any pecuniary interest therein. The inclusion of securities in this report shall not be deemed an admission of any reporting person’s beneficial ownership of all of the reported securities for purposes of Section 16 or for any other purpose.
(5)	PFTA I LP, our Initial Sponsor, is the record holder of such shares. Our Initial Sponsor is controlled by its general partner, PFTA I GP, Inc. (“PFTA GP”). PFTA GP is managed by a board of directors, comprised of three members, Adam Felesky, Sacha Haque and Stephan Klee. Each director has one vote, and the approval of a majority is required to approve any action of PFTA GP, in its individual capacity or its capacity as the general partner of our Initial Sponsor. Under the “rule of three”, if voting and dispositive decisions regarding an entity’s securities are made by three or more individuals, and a voting or dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regard to our Initial Sponsor. Based upon the foregoing analysis, no individual director of PFTA GP exercises voting or dispositive control over any of the securities held by PFTA GP or our Initial Sponsor, even those in which he or she holds a direct pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares.
(6)	Shares beneficially owned are based on Schedule 13G filed with the SEC on August 4, 2023. Funicular Funds, LP has sole dispositive power with respect to 352,000 Class A shares. Cable Car Capital LLC, as the General Partner of Funicular Funds, LP, and Jacob Ma-Weaver, as the Managing Member of Cable Car Capital LLC, may each be deemed the beneficial owner of the shares held by Funicular Funds, LP.
(7)	Shares beneficially owned are based on Schedule 13G filed with the SEC on August 1, 2023. Dryden Capital, LLC has sole dispositive power with respect to 200,000 Class A shares.
(8)	Shares beneficially owned are based on Schedule 13G filed with the SEC on July 27, 2023. Radcliffe Capital Management, L.P. has sole dispositive power with respect to 200,000 Class A shares.
(9)	Shares beneficially owned are based on Schedule 13G filed with the SEC on July 26, 2023. Harraden Circle Investments, LLC has sole dispositive power with respect to 200,000 Class A shares. Harraden Circle Investors GP, LP, the general partner to Harraden Circle Investments, LLC, and Harraden Circle Investments, LLC is the general partner of Harraden Circle Investors GP, LP. Harden Circle Investments, LLC serves as investment manager to Harraden Circle Investors, LP and other high net worth individuals. Mr. Fortmiller is the managing member of each of Circle Investors GP, LLC and Investments, LLC. In such capacities, each of H Harraden Circle Investors GP, LP, Harden Circle Investors GP, LLC, Harraden Circle Investments, LLC and Mr. Fortmiller may be deemed to indirectly beneficially own these shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Founder Shares

On March 22, 2021, the Initial Sponsor paid $25,000, or approximately $0.003 per share, to cover certain offering costs in consideration for 7,187,500 Class B ordinary shares, par value $0.0001 (the “Founder Shares”). On April 30, 2021, the Initial Sponsor transferred an aggregate of 125,000 Founder Shares to five independent directors (each received 25,000 Founder Shares). On April 30, 2021, the Initial Sponsor transferred an aggregate of 30,000 Founder Shares to three advisors (each received 10,000 Founder Shares). On June 15, 2021, the Initial Sponsor surrendered an aggregate of 1,437,500 Class B ordinary shares for no consideration, which were cancelled, resulting in an aggregate of 5,750,000 Class B ordinary shares issued and outstanding. On July 20, 2021, the Initial Sponsor received an additional 1,150,000 Class B ordinary shares resulting in an aggregate of 6,900,000 Class B ordinary shares issued and outstanding. Up to 900,000 Founder Shares were subject to forfeiture by the Initial Sponsor depending on the extent to which the underwriters’ over-allotment option was exercised. On August 5, 2021, the underwriters partially exercised the over-allotment option to purchase an additional 1,911,379 Units; thus, 422,155 Class B ordinary shares were forfeited. On July 21, 2023, the Initial Sponsor transferred 3,565,230 Class B ordinary shares to the Managing Sponsor pursuant to the terms of the Purchase Agreement.

Pursuant to an amended and restated letter agreement dated July 21, 2023 (the “Letter Agreement”), the Company’s sponsors and current and former officers, directors and certain advisors have agreed not to transfer, assign or sell any of its Founder Shares until the earlier to occur of: (A) one year after the completion of a business combination or (B) following the completion of an initial business combination, the date on which the Company completes a liquidation, merger, capital stock exchange or similar transaction that results in the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property. Notwithstanding the foregoing, if the last sale price of the Company’s Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the business combination, the Founder Shares will be released from the lock-up.

The sale or transfers of the Founders Shares to independent directors and advisors, as described above, is within the scope of ASC Topic 718, “Compensation-Stock Compensation” (“ASC 718”). Under ASC 718, stock-based compensation associated with equity-classified awards is measured at fair value upon the grant date. The Founders Shares were effectively sold or transferred subject to a performance condition (i.e., the occurrence of a business combination). Compensation expense related to the Founders Shares is recognized only when the performance condition is probable of occurrence under the applicable accounting literature in this circumstance. A business combination is not probable until it is completed. Stock-based compensation would be recognized at the date a business combination is considered probable in an amount equal to the number of Founders Shares times the grant date fair value per share (unless subsequently modified) less the amount initially received for the purchase of the Founders Shares. The fair value at the grant date is deemed to be de minimis. As of June 30, 2023 and December 31, 2022, the Company determined that a business combination was not considered probable because no business combination has been completed, and therefore, no stock-based compensation expense has been recognized.

On August 1, 2023, the Company entered into a Subscription Agreement (the “Subscription Agreement”) with an investor (the “Investor”) and the Managing Sponsor pursuant to which the parties agreed to the following:

●	The Investor shall make a cash contribution to the Managing Sponsor in an aggregate amount of $1,300,000 (the “Investor Capital Contribution”) as follows: (i) an initial tranche of $650,000, paid within five business days of the date of the Subscription Agreement, (ii) a second tranche of up to $325,000, to be paid following the Company’s announcement of executing an agreement for the Company’s initial business combination, and (iii) a third tranche of up to $325,000, to be paid after the Company files an initial registration statement with the Securities and Exchange Commission in relation to the Company’s initial business combination. At the request of the Managing Sponsor, the Investor may agree, in its sole discretion, to fund up to an additional $200,000 at any time.

●	The Investor Capital Contribution will in turn be loaned by the Managing Sponsor to the Company to cover working capital expenses (the “SPAC Loan”). The SPAC Loan will not accrue interest and will be repaid by the Company upon the closing of the Company’s initial business combination (the “De-SPAC Closing”). The Managing Sponsor will pay to the Investor all repayments of the SPAC Loan the Managing Sponsor has received within five business days of the date of receipt. The Investor may elect at the De-SPAC Closing to receive such payments in cash or shares of Class A common stock of the Company (“Class A common stock”) at a rate of one share of Class A common stock for each $10 of the Investor Capital Contribution.

●	In consideration of the Investor Capital Contribution, at the De-SPAC Closing the Company will issue to the Investor 0.9 shares of Class A Common Stock for each dollar of the Investor Capital Contribution funded by the Investor, which shares shall be subject to no transfer restrictions or any other lock-up provisions, earn outs, or other contingencies and shall be registered as part of any registration statement to be filed in connection with the De-SPAC Closing or, if no such registration statement is filed in connection with the De-SPAC Closing, pursuant to the first registration statement to be filed by the Company or the surviving entity following the De-SPAC Closing.

●	If the Company liquidates without consummating a De-SPAC, any amounts remaining in the Managing Sponsor or the Company’s cash accounts, not including the Company’s trust account, will be paid to the Investor within five days of the liquidation.

●	On the De-SPAC Closing, the Managing Sponsor will pay the Investor an amount equal to the reasonable attorney fees incurred by the Investor in connection with the Subscription Agreement not to exceed $5,000.

Private Placement Warrants

Simultaneously with the closing of the Initial Public Offering, the Initial Sponsor purchased an aggregate of 6,333,334 Private Placement Warrants at a price of $1.50 per warrant (for consideration of $9,500,000 in the aggregate). On August 5, 2021, simultaneously with the issuance and sale of the Over-Allotment Units, the Company consummated the sale of an additional 254,850 Private Placement Warrants at $1.50 per Private Placement Warrant, generating additional gross proceeds of $382,275. On July 21, 2023, the Initial Sponsor sold a portion of its Private Placement Warrants to the Managing Sponsor.

Each Private Placement Warrant is identical to the warrants offered in the Initial Public Offering, except there will be no redemption rights or liquidating distributions from the Trust Account with respect to Private Placement Warrants, which will expire worthless if we do not consummate a business combination within the Combination Period.

Related Party Loans

On March 22, 2021, the Initial Sponsor agreed to loan the Company an aggregate of up to $300,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the “Note”). The Note is non-interest bearing and is payable on the earlier of (i) September 30, 2021 or (ii) the consummation of the Initial Public Offering. The Company borrowed approximately $181,000 under the Note. The Company fully repaid this balance on August 31, 2021. As of June 30, 2023 and December 31, 2022, there were no amounts outstanding on the Note.

In addition, in order to finance transaction costs in connection with a business combination, the Company’s sponsors, one or more affiliate of the Company’s sponsors, or the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). Such Working Capital Loans would be evidenced by promissory notes. The notes would either be repaid upon consummation of a business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of notes may be converted upon consummation of a business combination into warrants at a price of $1.50 per warrant. The warrants will be identical to the Private Placement Warrants. In the event that a business combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans, but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. As of June 30, 2023 and December 31, 2022, there were no amounts outstanding under the Working Capital Loans.

On April 5, 2023, the Company issued a promissory note (the “Promissory Note”) to the Initial Sponsor, pursuant to which the Company was entitled to borrow up to $1,250,000 from the Initial Sponsor to fund the Company’s working capital expenses prior to completion of any potential initial business combination. Also on April 5, 2023, the Company made a draw on the Promissory Note of $1,250,000. The Promissory Note was non-interest bearing and payable on the earlier of July 23, 2023 and the date on which the Company consummates a business combination. As of June 30, 2023, there were $1,250,000 outstanding under this Promissory Note. On July 21, 2023, the Initial Sponsor cancelled and forgave the Promissory Note in connection with the closing under the Purchase Agreement.

Registration Rights Agreement

Pursuant to a registration rights agreement originally entered into on July 21, 2021, the holders of the Founder Shares, Private Placement Warrants and any warrants that may be issued upon conversion of the Working Capital Loans (and in each case holders of their component securities, as applicable) are entitled to registration rights requiring the Company to register such securities for resale (in the case of the Founder Shares, only after conversion to our Class A ordinary shares). The holders of the majority of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the consummation of a business combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Administrative Services and Reimbursement Agreement

Pursuant to an administrative services and reimbursement agreement, on or prior to the closing of the business combination, the Company was obligated to reimburse the Initial Sponsor or its affiliates for formation and other pre-Initial Public Offering expenses incurred on the Company’s behalf not to exceed $900,000. Further, commencing on July 21, 2021 and until completion of the Company’s initial business combination or liquidation, the Company was required to (a) reimburse the Initial Sponsor or its affiliates up to an amount of $10,000 per month for office space and secretarial, administrative and other services and (b) reimburse the Initial Sponsor or its affiliates for any out-of-pocket expenses (or an allocable portion thereof), to the extent that any of them incurs expenses related to identifying, investigating, negotiating and completing an initial business combination (including any travel expenses). In addition, commencing on July 21, 2021 and until completion of the Company’s initial business combination or liquidation, the Company was required to reimburse the Initial Sponsor or its affiliates monthly for compensation expenses of employees dedicated to the Company (including the Chief Financial Officer) not to exceed $900,000 per year. Under the agreement, the Company was also required to Indemnify the Initial Sponsor and its affiliates for any claims made by the Company or a third party and resulting liabilities in respect of any investment opportunities sourced by them and any liability arising with respect to their activities in connection with the Company’s affairs. Such indemnity provides that the indemnified parties cannot access the funds held in the Trust Account.

Policy for Approval of Related Party Transactions

The audit committee of our board of directors has adopted a charter, providing for the review, approval and/or ratification of “related party transactions,” which are those transactions required to be disclosed pursuant to Item 404 of Regulation S-K as promulgated by the SEC, by the audit committee. At its meetings, the audit committee shall be provided with the details of each new, existing, or proposed related party transaction, including the terms of the transaction, any contractual restrictions that the company has already committed to, the business purpose of the transaction, and the benefits of the transaction to the company and to the relevant related party. Any member of the committee who has an interest in the related party transaction under review by the committee shall abstain from voting on the approval of the related party transaction, but may, if so requested by the chairman of the committee, participate in some or all of the committee’s discussions of the related party transaction. Upon completion of its review of the related party transaction, the committee may determine to permit or to prohibit the related party transaction.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact us at the offices of Continental Stock Transfer & Trust Company, located at 1 State Street 30th Floor New York, NY 10004-1561, to inform us of the shareholder’s request; or

●	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Meeting, you should contact Rick Gaenzle at the following address and telephone number:

Portage Fintech Acquisition Corporation

c/o Perception Capital Partners IIIA LLC

315 Lake Street East, Suite 301

Wayzata, Minnesota, United States of America

(917) 673-8250

You may also obtain these documents by requesting them in writing from us by addressing such request to our offices at our offices located at 315 Lake Street East, Suite 301, Wayzata, Minnesota, 55391, United States of America.

If you are a shareholder of the Company and would like to request documents, please do so by [   ], 2023 (one week prior to the meeting date), in order to receive them before the Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

Annex A

THE COMPANIES ACT (AS AMENDED)

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED Memorandum OF association

of

PERCEPTION CAPITAL CORP. iii

(ADOPTED BY SPECIAL RESOLUTION DATED [DATE] 2023)

THE COMPANIES act (AS AMENDED)

COMPANY LIMITED BY SHARES

amended and restated MEMORANDUM of ASSOCIATION

OF

perception capital corp. iii

(ADOPTED BY SPECIAL RESOLUTION DATED [DATE] 2023)

1.	The name of the company is Perception Capital Corp. III (the “Company”).

2.	The registered office of the Company will be situated at the offices of Walkers Corporate Limited, 190 Elgin Avenue, George Town, Grand Cayman KY1-9008, Cayman Islands or at such other location as the Directors may from time to time determine.

3.	The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by any law as provided by Section 7(4) of the Companies Act (as amended) of the Cayman Islands (the “Companies Act”).

4.	The Company shall have and be capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit as provided by Section 27(2) of the Companies Act.

5.	The Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of the business of the Company carried on outside the Cayman Islands; provided that nothing in this section shall be construed as to prevent the Company effecting and concluding contracts in the Cayman Islands, and exercising in the Cayman Islands all of its powers necessary for the carrying on of its business outside the Cayman Islands.

6.	The liability of the shareholders of the Company is limited to the amount, if any, unpaid on the shares respectively held by them.

7.	The authorised share capital of the Company is US$33,100 divided into 300,000,000 Class A ordinary shares with a nominal or par value of US$0.0001, 30,000,000 Class B ordinary shares with a nominal or par value of US$0.0001, and 1,000,000 preference shares with a nominal or par value of US$0.0001 provided that subject to the Companies Act and the Articles of Association the Company shall have power to redeem or purchase any of its shares and to sub-divide or consolidate the said shares or any of them and to issue all or any part of its capital whether original, redeemed, increased or reduced with or without any preference, priority, special privilege or other rights or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that unless the conditions of issue shall otherwise expressly provide every issue of shares whether stated to be ordinary, preference or otherwise shall be subject to the powers on the part of the Company hereinbefore provided.

8.	The Company may exercise the power contained in Section 206 of the Companies Act to deregister in the Cayman Islands and be registered by way of continuation in some other jurisdiction.

1

THE COMPANIES act (AS AMENDED)

COMPANY LIMITED BY SHARES

amended and restated Articles OF association

of

PERCEPTION CAPITAL CORP. III

(ADOPTED BY SPECIAL RESOLUTION DATED [DATE] 2023)

i

THE COMPANIES act (AS AMENDED)

Company Limited by Shares

amended and restated ARTICLES OF ASSOCIATION

OF

PERCEPTION CAPITAL CORP. III

ADOPTED BY SPECIAL RESOLUTION DATED [DATE] 2023

TABLE A

The Regulations contained or incorporated in Table ‘A’ in the First Schedule of the Companies Act shall not apply to Perception Capital Corp. III (the “Company”) and the following Articles shall comprise the Articles of Association of the Company.

Interpretation

1.	In these Articles the following defined terms will have the meanings ascribed to them, if not inconsistent with the subject or context:

“Articles” means these articles of association of the Company, as amended or substituted from time to time.

“Audit Committee” means the audit committee of the Company formed pursuant to Article 140 hereof, or any successor audit committee.

“Branch Register” means any branch Register of such category or categories of Members as the Company may from time to time determine.

“Business Combination” means a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses or entities (the “target business”), which Business Combination: (a) must occur with one or more target businesses that together have an aggregate fair market value of at least 80% of the assets held in the Trust Fund (less the deferred underwriting commissions and income taxes payable on the interest and other income earned on the Trust Fund) at the time of entering into the definitive agreement to enter into a Business Combination; and (b) must not be effectuated solely with another blank cheque company or a similar company with nominal operations.

“Class” or “Classes” means any class or classes of Shares as may from time to time be issued by the Company.

“Class A Shares” means the Class A ordinary Shares in the capital of the Company of $0.0001 nominal or par value designated as Class A Shares, and having the rights provided for in these Articles.

“Class B Shares” means the Class B ordinary Shares in the capital of the Company of $0.0001 nominal or par value designated as Class B Shares, and having the rights provided for in these Articles.

“Companies Act” means the Companies Act (as amended) of the Cayman Islands.

“Designated Stock Exchange” means any national securities exchange or automated quotation system on which the Company’s securities are traded, including but not limited to The Nasdaq Stock Market LLC, The NYSE MKT LLC, The New York Stock Exchange LLC or any OTC market.

“Directors” means the directors of the Company for the time being, or as the case may be, the directors assembled as a board or as a committee thereof.

Annex A-1

“Electronic Facility” means without limitation, website addresses and conference call systems, and any device, system, procedure, method or other facility whatsoever providing an electronic means of venue for a general meeting of the Company.

“Equity-Linked Securities” means any debt or equity securities that are convertible, exercisable or exchangeable for Class A Shares issued in connection with the initial Business Combination, including but not limited to a private placement of equity or debt.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, or any similar U.S. federal statute and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

“Founders” means the Sponsor and all Members immediately prior to the consummation of the IPO.

“Initial Conversion Ratio” means the meaning given to it in Article 14.

“Investor Group” means the Sponsor, its general partner and their respective affiliates, successors and assigns.

“IPO” means the Company’s initial public offering of securities.

“IPO Redemption” means the meaning given to it in Article 161.

“Memorandum of Association” means the memorandum of association of the Company, as amended or substituted from time to time.

“Office” means the registered office of the Company as required by the Companies Act.

“Officers” means the officers for the time being and from time to time of the Company.

“Ordinary Resolution” means a resolution:

(a)	passed by a simple majority of the votes cast by such Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company; or

(b)	approved in writing by all of the Shareholders entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Shareholders and the effective date of the resolution so adopted shall be the date on which the instrument, or the last of such instruments, if more than one, is executed.

“Ordinary Shares” means the Class A Shares and the Class B Shares.

“Over-Allotment Option” means the option of the Underwriters to purchase up to an additional 15% of the units sold in the IPO at a price equal to US$10.00 per unit, less underwriting discounts and commissions.

“paid up” means paid up as to the par value in respect of the issue of any Shares and includes credited as paid up.

“Person” means any natural person, firm, company, joint venture, partnership, corporation, association or other entity (whether or not having a separate legal personality) or any of them as the context so requires, other than in respect of a Director or Officer in which circumstances Person shall mean any person or entity permitted to act as such in accordance with the laws of the Cayman Islands.

“Preference Shares” means the Preference Shares in the capital of the Company of US$0.0001 nominal or par value designated as Preference Shares, and having the rights provided for in these Articles.

“Private Placement Warrants” mean the warrants to be issued to the Sponsor in a private placement simultaneously with the closing of the IPO and upon conversion of working capital loans, if any.

Annex A-2

“Public Shares” means the Class A Shares issued as part of the units issued in the IPO.

“Principal Register”, where the Company has established one or more Branch Registers pursuant to the Companies Act and these Articles, means the Register maintained by the Company pursuant to the Companies Act and these Articles that is not designated by the Directors as a Branch Register.

“Redemption Price” has the meaning given to it in Article 161.

“Register” means the register of Members of the Company required to be kept pursuant to the Companies Act and includes any Branch Register(s) established by the Company in accordance with the Companies Act.

“Seal” means the common seal of the Company (if adopted) including any facsimile thereof.

“SEC” means the U.S. Securities and Exchange Commission.

“Secretary” means any Person appointed by the Directors to perform any of the duties of the secretary of the Company.

“Series” means a series of a Class as may from time to time be issued by the Company.

“Share” means a share in the capital of the Company. All references to “Shares” herein shall be deemed to be Shares of any or all Classes as the context may require. For the avoidance of doubt in these Articles the expression “Share” shall include a fraction of a Share.

“Shareholder” or “Member” means a Person who is registered as the holder of Shares in the Register and includes each subscriber to the Memorandum of Association pending entry in the Register of such subscriber.

“Share Premium Account” means the share premium account established in accordance with these Articles and the Companies Act.

“signed” means bearing a signature or representation of a signature affixed by mechanical means.

“Special Resolution” means a special resolution of the Company passed in accordance with the Companies Act, being a resolution:

(a)	passed by a majority of not less than two-thirds (which shall be required to include with respect to any resolution to amend Articles 95 and 113(d) prior to the consummation of a Business Combination, the affirmative vote of a simple majority of the Class B Shares then in issue) of such Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company of which notice specifying the intention to propose the resolution as a special resolution has been duly given and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Shareholder is entitled; or

(b)	approved in writing by all of the Shareholders entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Shareholders and the effective date of the special resolution so adopted shall be the date on which the instrument or the last of such instruments, if more than one, is executed.

“Sponsor” means Perception Capital Partners IIIA LLC, a Delaware limited liability company.

“Treasury Shares” means Shares that were previously issued but were purchased, redeemed, surrendered or otherwise acquired by the Company and not cancelled.

Annex A-3

“Trust Fund” means the trust account established by the Company upon the consummation of its IPO and into which a certain amount of the net proceeds of the IPO, together with certain of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, will be deposited.

“Underwriter” means an underwriter of the IPO.

2.	In these Articles, save where the context requires otherwise:

(a)	words importing the singular number shall include the plural number and vice versa;

(b)	words importing the masculine gender only shall include the feminine gender and any Person as the context may require;

(c)	the word “may” shall be construed as permissive and the word “shall” shall be construed as imperative;

(d)	reference to a dollar or dollars or US$ (or $) and to a cent or cents is reference to dollars and cents of the United States of America;

(e)	reference to a statutory enactment shall include reference to any amendment or re-enactment thereof for the time being in force;

(f)	reference to any determination by the Directors shall be construed as a determination by the Directors in their sole and absolute discretion and shall be applicable either generally or in any particular case; and

(g)	reference to “in writing” shall be construed as written or represented by any means reproducible in writing, including any form of print, lithograph, email, facsimile, photograph or telex or represented by any other substitute or format for storage or transmission for writing or partly one and partly another.

3.	Subject to the preceding Articles, any words defined in the Companies Act shall, if not inconsistent with the subject or context, bear the same meaning in these Articles.

Preliminary

4.	The business of the Company may be commenced at any time after incorporation.

5.	The Office shall be at such address in the Cayman Islands as the Directors may from time to time determine. The Company may in addition establish and maintain such other offices and places of business and agencies in such places as the Directors may from time to time determine.

6.	The expenses incurred in the formation of the Company and in connection with the offer for subscription and issue of Shares shall be paid by the Company. Such expenses may be amortised over such period as the Directors may determine and the amount so paid shall be charged against income and/or capital in the accounts of the Company as the Directors shall determine.

7.	The Directors shall keep, or cause to be kept, the Register at such place or (subject to compliance with the Companies Act and these Articles) places as the Directors may from time to time determine. In the absence of any such determination, the Register shall be kept at the Office. The Directors may keep, or cause to be kept, one or more Branch Registers as well as the Principal Register in accordance with the Companies Act; provided that a duplicate of such Branch Register(s) shall be maintained with the Principal Register in accordance with the Companies Act and the rules or requirements of any Designated Stock Exchange.

Annex A-4

Shares

8.	Subject to these Articles, and, where applicable, the rules of the Designated Stock Exchange and/or any competent regulatory authority, all Shares for the time being unissued shall be under the control of the Directors who may:

(a)	issue, allot and dispose of the same to such Persons, in such manner, on such terms and having such rights and being subject to such restrictions as they may from time to time determine; and

(b)	grant options with respect to such Shares and issue warrants or similar instruments with respect thereto;

and, for such purposes, the Directors may reserve an appropriate number of Shares for the time being unissued; provided however that prior to a Business Combination the Directors shall not allot, issue, grant options over or otherwise dispose of Shares (including fractions of a Share) to the extent that it may affect the ability of the Company to carry out a conversion described in Articles 14 to 19.

9.	The Company may issue units of securities in the Company, which may be comprised of whole or fractional Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, upon such terms as the Directors may from time to time determine. The securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 52nd day following the date of the prospectus relating to the IPO (or the immediately following business day if such 52nd day is not a business day) unless the Underwriters determine that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K with the SEC and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.

10.	The Directors, or the Shareholders by Ordinary Resolution, may authorise the division of Shares into any number of Classes and sub-classes and Series and sub-series and the different Classes and sub-classes and Series and sub-series shall be authorised, established and designated (or re-designated as the case may be) and the variations in the relative rights (including, without limitation, voting, dividend and redemption rights), restrictions, preferences, privileges and payment obligations as between the different Classes and Series (if any) may be fixed and determined by the Directors or the Shareholders by Ordinary Resolution.

11.	The Company may insofar as may be permitted by law, pay a commission to any Person in consideration of his or her subscribing or agreeing to subscribe whether absolutely or conditionally for any Shares. Such commissions may be satisfied by the payment of cash or the lodgement of fully or partly paid-up Shares or partly in one way and partly in the other. The Company may also pay such brokerage as may be lawful on any issue of Shares.

12.	The Directors may refuse to accept any application for Shares, and may accept any application in whole or in part, for any reason or for no reason.

13.	Except as otherwise specified in these Articles or required by law, the holders of the Class A Shares and the Class B Shares shall vote as a single class.

Annex A-5

FOUNDER SHARES CONVERSION AND ANTI-DILUTION RIGHTS

14.	Subject to adjustment as provided in Article 15, Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”) at the time of a Business Combination (or earlier at the option of the holders thereof), subject to adjustment to account for share subdivisions, share capitalisations, reorganisations, recapitalisations or other adjustments to the aggregate authorised or issued share capital of the Company.

15.	Notwithstanding the Initial Conversion Ratio, in the case that additional Class A Shares or Equity Linked Securities are issued or deemed issued in connection with the initial Business Combination, the number of Class A Shares issuable upon conversion of all Class B Shares will equal, in aggregate, on an as converted basis, 20% of the sum of:

(a)	the total number of Ordinary Shares issued and outstanding upon completion of the IPO, plus

(b)	the total number of Class A Shares issued or deemed issued, or issuable upon the conversion or exercise of any Equity-Linked Securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination, excluding (x) any Class A Shares or Equity-Linked Securities exercisable for or convertible into Class A Shares issued, deemed issued, or to be issued, to any seller in the initial Business Combination and (y) any Private Placement Warrants issued to the Sponsor, its affiliates or the Company’s Officers or Directors upon conversion of working capital loans.

16.	Notwithstanding anything to the contrary contained herein in no event shall the Class B Shares convert into Class A Shares at a ratio that is less than one-for-one.

17.	References in Articles 14 to Article 19 to “converted”, “conversion” or “exchange” shall mean the compulsory redemption without notice of Class B Shares of any Member and, on behalf of such Members, automatic application of such redemption proceeds in paying for such new Class A Shares into which the Class B Shares have been converted or exchanged at a price per Class B Share necessary to give effect to a conversion or exchange calculated on the basis that the Class A Shares to be issued as part of the conversion or exchange will be issued at par. The Class A Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct.

18.	Each Class B Share shall convert into its pro rata number of Class A Shares as set forth in this Article 18. The pro rata share for each holder of Class B Shares will be determined as follows: Each Class B Share shall convert into such number of Class A Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class A Shares into which all of the issued and outstanding Class B Shares shall be converted pursuant to these Articles and the denominator of which shall be the total number of issued and outstanding Class B Shares at the time of conversion.

19.	The Directors may effect such conversion in the manner contemplated by Article 17 or in any other manner available under applicable law, including redeeming or repurchasing the relevant Class B Shares and applying the proceeds thereof towards payment for the new Class A Shares. For the purposes of the repurchase or redemption, the Directors may, subject to the Company being able to pay its debts in the ordinary course of business, make payments out of amounts standing to the credit of the Company’s share premium account or out of its capital.

Annex A-6

Modification Of Rights

20.	Whenever the capital of the Company is divided into different Classes (and as otherwise determined by the Directors) the rights attached to any such Class may, subject to any rights or restrictions for the time being attached to any Class only be materially adversely varied or abrogated with the consent in writing of the holders of not less than two-thirds of the issued Shares of the relevant Class, or with the sanction of a resolution passed at a separate meeting of the holders of the Shares of such Class by a majority of two-thirds of the votes cast at such a meeting. To every such separate meeting all the provisions of these Articles relating to general meetings of the Company or to the proceedings thereat shall, mutatis mutandis, apply, except that the necessary quorum shall be one or more Persons at least holding or representing by proxy one-third in nominal or par value amount of the issued Shares of the relevant Class (but so that if at any adjourned meeting of such holders a quorum as above defined is not present, those Shareholders who are present shall form a quorum) and that, subject to any rights or restrictions for the time being attached to the Shares of that Class, every Shareholder of the Class shall on a poll have one vote for each Share of the Class held by him or her. For the purposes of this Article the Directors may treat all the Classes or any two or more Classes as forming one Class if they consider that all such Classes would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate Classes. The Directors may vary the rights attaching to any Class without the consent or approval of Shareholders; provided that the rights will not, in the determination of the Directors, be materially adversely varied or abrogated by such action.

21.	The rights conferred upon the holders of the Shares of any Class issued with preferred or other rights shall not, subject to any rights or restrictions for the time being attached to the Shares of that Class, be deemed to be materially adversely varied or abrogated by, inter alia, the creation, allotment or issue of further Shares ranking parri passu with or subsequent to them or Shares with preferred rights or the redemption or purchase of any Shares of any Class by the Company.

Certificates

22.	If so determined by the Directors, any Person whose name is entered as a member in the Register may receive a certificate in the form determined by the Directors. All certificates shall specify the Share or Shares held by that person and the amount paid up thereon; provided that in respect of a Share or Shares held jointly by several persons the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a Share to one of several joint holders shall be sufficient delivery to all. All certificates for Shares shall be delivered personally or sent through the post addressed to the member entitled thereto at the Member’s registered address as appearing in the Register.

23.	Every share certificate of the Company shall bear legends required under the applicable laws, including the Exchange Act.

24.	Any two or more certificates representing Shares of any one Class held by any Member may at the Member’s request be cancelled and a single new certificate for such Shares issued in lieu on payment (if the Directors shall so require) of $1.00 or such smaller sum as the Directors shall determine.

25.	If a share certificate shall be damaged or defaced or alleged to have been lost, stolen or destroyed, a new certificate representing the same Shares may be issued to the relevant Member upon request subject to delivery of the old certificate or (if alleged to have been lost, stolen or destroyed) compliance with such conditions as to evidence and indemnity and the payment of out-of-pocket expenses of the Company in connection with the request as the Directors may think fit.

26.	In the event that Shares are held jointly by several persons, any request may be made by any one of the joint holders and if so made shall be binding on all of the joint holders.

Annex A-7

Fractional Shares

27.	The Directors may issue fractions of a Share and, if so issued, a fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to nominal or par value, premium, contributions, calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights (including, without prejudice to the generality of the foregoing, voting and participation rights) and other attributes of a whole Share. If more than one fraction of a Share of the same Class is issued to or acquired by the same Shareholder such fractions shall be accumulated.

Lien

28.	The Company has a first and paramount lien on every Share (whether or not fully paid) for all amounts (whether presently payable or not) payable at a fixed time or called in respect of that Share. The Company also has a first and paramount lien on every Share (whether or not fully paid) registered in the name of a Person indebted or under liability to the Company (whether he or she is the sole registered holder of a Share or one of two or more joint holders) for all amounts owing by him or her or his or her estate to the Company (whether or not presently payable). The Directors may at any time declare a Share to be wholly or in part exempt from the provisions of this Article. The Company’s lien on a Share extends to any amount payable in respect of it.

29.	The Company may sell, in such manner as the Directors may determine, any Share on which the Company has a lien, but no sale shall be made unless an amount in respect of which the lien exists is presently payable nor until the expiration of fourteen days after a notice in writing, demanding payment of such part of the amount in respect of which the lien exists as is presently payable, has been given to the registered holder for the time being of the Share, or the Persons entitled thereto by reason of his or her death or bankruptcy.

30.	For giving effect to any such sale the Directors may authorise some Person to transfer the Shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the Shares comprised in any such transfer and he or she shall not be bound to see to the application of the purchase money, nor shall his or her title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

31.	The proceeds of the sale after deduction of expenses, fees and commission incurred by the Company shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is presently payable, and the residue shall (subject to a like lien for sums not presently payable as existed upon the Shares prior to the sale) be paid to the Person entitled to the Shares immediately prior to the sale.

Calls On Shares

32.	Subject to the terms of the allotment and issue of any Shares, the Directors may from time to time make calls upon the Shareholders in respect of any moneys unpaid on their Shares, and each Shareholder shall (subject to receiving at least fourteen days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on such Shares.

33.	The joint holders of a Share shall be jointly and severally liable to pay calls in respect thereof.

34.	If a sum called in respect of a Share is not paid before or on the day appointed for payment thereof, the Person from whom the sum is due shall pay interest upon the sum at the rate of eight percent per annum from the day appointed for the payment thereof to the time of the actual payment, but the Directors shall be at liberty to waive payment of that interest wholly or in part.

35.	The provisions of these Articles as to the liability of joint holders and as to payment of interest shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the amount of the Share, or by way of premium, as if the same had become payable by virtue of a call duly made and notified.

Annex A-8

36.	The Directors may make arrangements on the issue of partly paid Shares for a difference between the Shareholders, or the particular Shares, in the amount of calls to be paid and in the times of payment.

37.	The Directors may, if they think fit, receive from any Shareholder willing to advance the same all or any part of the moneys uncalled and unpaid upon any partly paid Shares held by him or her, and upon all or any of the moneys so advanced may (until the same would, but for such advance, become presently payable) pay interest at such rate (not exceeding without the sanction of an Ordinary Resolution, eight percent per annum) as may be agreed upon between the Shareholder paying the sum in advance and the Directors.

Forfeiture Of Shares

38.	If a Shareholder fails to pay any call or instalment of a call in respect of any Shares on the day appointed for payment, the Directors may, at any time thereafter during such time as any part of such call or instalment remains unpaid, serve a notice on him or her requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued.

39.	The notice shall name a further day (not earlier than the expiration of fourteen days from the date of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the Shares in respect of which the call was made will be liable to be forfeited.

40.	If the requirements of any such notice as aforesaid are not complied with, any Share in respect of which the notice has been given may at any time thereafter, before the payment required by notice has been made, be forfeited by a resolution of the Directors to that effect.

41.	A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit, and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit.

42.	A Person whose Shares have been forfeited shall cease to be a Shareholder in respect of the forfeited Shares, but shall, notwithstanding, remain liable to pay to the Company all moneys which at the date of forfeiture were payable by him or her to the Company in respect of the Shares forfeited, but his or her liability shall cease if and when the Company receives payment in full of the amount unpaid on the Shares forfeited.

43.	A statutory declaration in writing that the declarant is a Director, and that a Share has been duly forfeited on a date stated in the declaration, shall be conclusive evidence of the facts in the declaration as against all Persons claiming to be entitled to the Share.

44.	The Company may receive the consideration, if any, given for a Share on any sale or disposition thereof pursuant to the provisions of these Articles as to forfeiture and may execute a transfer of the Share in favour of the Person to whom the Share is sold or disposed of and that Person shall be registered as the holder of the Share, and shall not be bound to see to the application of the purchase money, if any, nor shall his or her title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the disposition or sale.

45.	The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which by the terms of issue of a Share becomes due and payable, whether on account of the amount of the Share, or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

Annex A-9

Transfer Of Shares

46.	Subject to these Articles and the rules or regulations of the Designated Stock Exchange or any relevant rules of the SEC or securities laws (including, but not limited to the Exchange Act), a Shareholder may transfer all or any of his or her Shares. If the Shares in question were issued in conjunction with rights, options or warrants issued pursuant to the Articles on terms that one cannot be transferred without the other, the Directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such option or warrant.

47.	The instrument of transfer of any Share shall be in (i) any usual or common form; (ii) such form as is prescribed by the Designated Stock Exchange; or (iii) in any other form the Directors may determine and shall be executed by or on behalf of the transferor (or otherwise as prescribed by the rules and regulations of the Designated Stock Exchange) and if in respect of a nil or partly paid up Share, or if so required by the Directors, shall also be executed on behalf of the transferee and shall be accompanied by the certificate (if any) of the Shares to which it relates and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer. The transferor shall be deemed to remain a Shareholder until the name of the transferee is entered in the Register in respect of the relevant Shares.

48.	Subject to the terms of issue thereof and the rules or regulations of the Designated Stock Exchange or any relevant rules of the SEC or securities laws (including, but not limited to the Exchange Act), the Directors may determine to decline to register any transfer of Shares without assigning any reason therefor.

49.	The registration of transfers may be suspended at such times and for such periods as the Directors may from time to time determine.

50.	All instruments of transfer that are registered shall be retained by the Company, but any instrument of transfer that the Directors decline to register shall (except in any case of fraud) be returned to the Person depositing the same.

Transmission Of Shares

51.	The legal personal representative of a deceased sole holder of a Share shall be the only Person recognised by the Company as having any title to the Share. In the case of a Share registered in the name of two or more holders, the survivors or survivor, or the legal personal representatives of the deceased holder of the Share, shall be the only Person recognised by the Company as having any title to the Share.

52.	Any Person becoming entitled to a Share in consequence of the death or bankruptcy of a Shareholder shall upon such evidence being produced as may from time to time be required by the Directors, have the right either to be registered as a Shareholder in respect of the Share or, instead of being registered himself or herself, to make such transfer of the Share as the deceased or bankrupt Person could have made; but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the deceased or bankrupt Person before the death or bankruptcy.

53.	A Person becoming entitled to a Share by reason of the death or bankruptcy of a Shareholder shall be entitled to the same dividends and other advantages to which he or she would be entitled if he or she were the registered Shareholder, except that he or she shall not, before being registered as a Shareholder in respect of the Share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company.

Annex A-10

Alteration Of SHARE Capital

54.	The Company may from time to time by Ordinary Resolution increase the share capital by such sum, to be divided into Shares of such Classes and amount, as the resolution shall prescribe.

55.	The Company may by Ordinary Resolution:

(a)	consolidate and divide all or any of its share capital into Shares of a larger amount than its existing Shares;

(b)	convert all or any of its paid up Shares into stock and reconvert that stock into paid up Shares of any denomination;

(c)	subdivide its existing Shares, or any of them into Shares of a smaller amount; provided that in the subdivision the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

(d)	cancel any Shares that, at the date of the passing of the resolution, have not been taken or agreed to be taken by any Person and diminish the amount of its share capital by the amount of the Shares so cancelled.

56.	The Company may by Special Resolution reduce its share capital and any capital redemption reserve in any manner authorised by law.

Redemption, Purchase and Surrender Of Shares

57.	Subject to the Companies Act and the rules of the Designated Stock Exchange, the Company may:

(a)	issue Shares on terms that they are to be redeemed or are liable to be redeemed at the option of the Company or the Shareholder on such terms and in such manner as the Directors may determine;

(b)	purchase its own Shares (including any redeemable Shares) on such terms and in such manner as the Directors may determine and agree with the Shareholder;

(c)	make a payment in respect of the redemption or purchase of its own Shares in any manner authorised by the Companies Act, including out of its capital; and

(d)	accept the surrender for no consideration of any paid up Share (including any redeemable Share) on such terms and in such manner as the Directors may determine.

58.	With respect to redeeming, repurchasing or the surrender of Shares:

(a)	Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in Articles 161 and 163;

(b)	Shares held by the Founders shall be surrendered for no consideration to the extent that the Over-Allotment Option is not exercised in full so that the Founders will own, on an as converted basis, 20% of the Company’s issued Shares after the IPO; and

(c)	Public Shares shall be repurchased by way of tender offer in the circumstances set out in Article 159.

59.	Any Share in respect of which notice of redemption has been given shall not be entitled to participate in the profits of the Company in respect of the period after the date specified as the date of redemption in the notice of redemption.

Annex A-11

60.	The redemption, purchase or surrender of any Share shall not be deemed to give rise to the redemption, purchase or surrender of any other Share.

61.	The Directors may when making payments in respect of redemption or purchase of Shares, if authorised by the terms of issue of the Shares being redeemed or purchased or with the agreement of the holder of such Shares, make such payment either in cash or in specie including, without limitation, interests in a special purpose vehicle holding assets of the Company or holding entitlement to the proceeds of assets held by the Company or in a liquidating structure.

Treasury Shares

62.	Shares that the Company purchases, redeems or acquires (by way of surrender or otherwise) may, at the option of the Company, be cancelled immediately or held as Treasury Shares in accordance with the Companies Act. In the event that the Directors do not specify that the relevant Shares are to be held as Treasury Shares, such Shares shall be cancelled.

63.	No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to Members on a winding up) may be declared or paid in respect of a Treasury Share.

64.	The Company shall be entered in the Register as the holder of the Treasury Shares; provided that:

(a)	the Company shall not be treated as a member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void;

(b)	a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Companies Act, save that an allotment of Shares as fully paid bonus shares in respect of a Treasury Share is permitted and Shares allotted as fully paid bonus shares in respect of a treasury share shall be treated as Treasury Shares.

65.	Treasury Shares may be disposed of by the Company on such terms and conditions as determined by the Directors.

General Meetings

66.	The Directors may, whenever they think fit, convene a general meeting of the Company and, for the avoidance of doubt, Members shall not have the ability to call general meetings except as provided in Article 69; provided, that for the avoidance of doubt, the Directors shall be required to convene a general meeting of the Company to approve any Business Combination in accordance with Article 157 and Article 158. Members seeking to bring business before an annual general meeting or to nominate candidates for appointment as Directors at an annual general meeting must (1) deliver notice to the principal executive office of the Company not less than 120 days and not more than 150 days prior to the date of the Company’s annual general meeting or, if the Company did not hold an annual general meeting during the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline shall be set by the Directors with such deadline being a reasonable time before the Company begins to print and send its related proxy materials (2) have continuously held Shares equal to at least $2,000 in market value, or 1%, of the Company’s Shares entitled to be voted on the proposal at the meeting for at least one year by the date of such notice or deadline, and (3) continue to hold those Shares through the date of the annual general meeting.

67.	For so long as the Company’s Shares are traded on a Designated Stock Exchange, the Company shall in each year hold a general meeting as its annual general meeting at such time and place (including any Electronic Facility) as may be determined by the Directors in accordance with the rules of the Designated Stock Exchange, unless such Designated Stock Exchange does not require the holding of an annual general meeting.

Annex A-12

68.	The Directors may cancel or postpone any duly convened general meeting at any time prior to such meeting, for any reason or for no reason at any time prior to the time for holding such meeting or, if the meeting is adjourned, the time for holding such adjourned meeting. The Directors shall give Shareholders notice in writing of any cancellation or postponement. A postponement may be for a stated period of any length or indefinitely as the Directors may determine.

69.	If at any time there are no Directors, any two Shareholders (or if there is only one Shareholder then that Shareholder) entitled to vote at general meetings of the Company may convene a general meeting in the same manner as nearly as possible as that in which general meetings may be convened by the Directors.

Notice Of General Meetings

70.	At least five clear days’ notice in writing counting from the date service is deemed to take place as provided in these Articles specifying the place (including any Electronic Facility), the day and the hour of the meeting and the general nature of the business, shall be given in the manner hereinafter provided or in such other manner (if any) as may be prescribed by the Company by Ordinary Resolution to such Persons as are, under these Articles, entitled to receive such notices from the Company, but with the consent of all the Shareholders entitled to receive notice of some particular meeting and attend and vote thereat, that meeting may be convened by such shorter notice or without notice and in such manner as those Shareholders may think fit.

71.	The accidental omission to give notice of a meeting to or the non-receipt of a notice of a meeting by any Shareholder shall not invalidate the proceedings at any meeting.

Proceedings At General Meetings

72.	All business carried out at a general meeting shall be deemed special with the exception of sanctioning a dividend, the consideration of the accounts, balance sheets, any report of the Directors or of the Company’s auditors, and the fixing of the remuneration of the Company’s auditors. No special business shall be transacted at any general meeting without the consent of all Shareholders entitled to receive notice of that meeting unless notice of such special business has been given in the notice convening that meeting.

73.	No business shall be transacted at any general meeting unless a quorum of Shareholders is present at the time when the meeting proceeds to business. One or more Shareholders holding a majority of issued and outstanding shares of the Company present in person or by proxy and entitled to vote at that meeting shall form a quorum.

74.	If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of Shareholders, shall be dissolved. In any other case it shall stand adjourned to the same day in the next week, at the same time and place, or to such other day, time and/or place (including any Electronic Facility) as the Directors may determine, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting the Shareholder or Shareholders present and entitled to vote shall form a quorum.

75.	If the Directors wish to make this facility available for a specific general meeting or all general meetings of the Company, participation in any general meeting of the Company may be by means of any Electronic Facility/ a telephone or similar communication equipment by way of which all Persons participating in such meeting can communicate with each other and such participation shall be deemed to constitute presence in person at the meeting.

76.	The chairperson, if any, of the Directors shall preside as chairperson at every general meeting of the Company.

Annex A-13

77.	If there is no such chairperson, or if at any general meeting he or she is not present within fifteen minutes after the time appointed for holding the meeting or is unwilling to act as chairperson, any Director or Person nominated by the Directors shall preside as chairperson, failing which the Shareholders present in person or by proxy shall choose any Person present to be chairperson of that meeting.

78.	The chairperson may adjourn a meeting from time to time and from place to place (including any Electronic Facility) either:

(a)	with the consent of any general meeting at which a quorum is present (and shall if so directed by the meeting); or

(b)	without the consent of such meeting if, in his or her sole opinion, he or she considers it necessary to do so to:

(i)	secure the orderly conduct or proceedings of the meeting; or

(ii)	give all persons present in person or by proxy and having the right to speak and/or vote at such meeting, the ability to do so,

but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting, or adjourned meeting, is adjourned for fourteen days or more, notice of the adjourned meeting shall be given in the manner provided for the original meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

79.	A resolution put to the vote of the meeting shall be decided on a poll in such manner as the chairperson directs and the result of the poll shall be deemed to be the resolution of the meeting.

80.	In the case of an equality of votes, the chairperson of the meeting shall be entitled to a second or casting vote.

Votes Of shareholders

81.	Except as otherwise provided in these Articles and subject to any rights and restrictions for the time being attached to any Share, every Shareholder present in person and every Person representing a Shareholder by proxy shall, at a general meeting of the Company, have one vote for each Share of which he or she or the Person represented by proxy is the holder.

82.	In the case of joint holders the vote of the senior who tenders a vote whether in person or by proxy shall be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority shall be determined by the order in which the names stand in the Register.

83.	A Shareholder of unsound mind, or in respect of whom an order has been made by any court having jurisdiction in lunacy, may vote in respect of Shares carrying the right to vote held by him or her, by his or her committee, or other Person in the nature of a committee appointed by that court, and any such committee or other Person, may vote in respect of such Shares by proxy.

84.	No Shareholder shall be entitled to vote at any general meeting of the Company unless all calls, if any, or other sums presently payable by him or her in respect of Shares carrying the right to vote held by him or her have been paid.

85.	On a poll votes may be given either personally or by proxy.

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86.	The instrument appointing a proxy shall be in writing under the hand of the appointor or of his or her attorney duly authorised in writing or, if the appointor is a corporation, either under Seal or under the hand of an Officer or attorney duly authorised or otherwise given in such other manner as the Directors may approve. A proxy need not be a Shareholder.

87.	An instrument appointing a proxy may be in any usual or common form or such other form as the Directors may approve.

88.	The instrument appointing a proxy shall be deposited at the Office or at such other place as is specified for that purpose in the notice convening the meeting no later than the time for holding the meeting or, if the meeting is adjourned, the time for holding such adjourned meeting.

89.	A resolution in writing signed by all the Shareholders for the time being entitled to receive notice of and to attend and vote at general meetings of the Company (or being corporations by their duly authorised representatives) shall be as valid and effective as if the same had been passed at a general meeting of the Company duly convened and held.

Corporations Acting By Representatives At Meetings

90.	Any corporation which is a Shareholder or a Director may by resolution of its directors or other governing body authorise such Person as it thinks fit to act as its representative at any meeting of the Company or of any meeting of holders of a Class or of the Directors or of a committee of Directors, and the Person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he or she represents as that corporation could exercise if it were an individual Shareholder or Director.

CLEARING HOUSES

91.	If a clearing house (or its nominee) is a Member of the Company it may, by resolution of its directors or other governing body or by power of attorney, authorise such person or persons as it thinks fit to act as its representative or representatives at any general meeting of the Company or at any general meeting of any Class of Members of the Company; provided that, if more than one person is so authorised, the authorisation shall specify the number and Class of Shares in respect of which each such person is so authorised. A person so authorised pursuant to this Article shall be entitled to exercise the same powers on behalf of the clearing house (or its nominee) which he or she represents as that clearing house (or its nominee) could exercise if it were an individual Member holding the number and Class of Shares specified in such authorisation.

Directors

92.	The Company may by Ordinary Resolution from time to time fix the maximum and minimum number of Directors to be appointed but unless such numbers are fixed as aforesaid the minimum number of Directors shall be one and the maximum number of Directors shall be unlimited. The remuneration of the Directors may be determined by the Directors.

93.	There shall be no shareholding qualification for Directors.

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94.	For so long as the Company’s Shares are traded on a Designated Stock Exchange, the Directors shall be divided into three (3) classes designated as Class I, Class II and Class III, respectively. Directors shall be assigned to each class in accordance with a resolution or resolutions adopted by the board of Directors. At the first annual general meeting of Members after the IPO, the term of office of the Class I Directors shall expire and Class I Directors shall be elected for a full term of three (3) years. At the second annual general meeting of Members after the IPO, the term of office of the Class II Directors shall expire and Class II Directors shall be elected for a full term of three (3) years. At the third annual general meeting of Members after the IPO, the term of office of the Class III Directors shall expire and Class III Directors shall be elected for a full term of three (3) years. At each succeeding annual general meeting of Members, Directors shall be elected for a full term of three (3) years to succeed the Directors of the class whose terms expire at such annual general meeting. Notwithstanding the foregoing provisions of this Article, each Director shall hold office until the expiration of his or her term, until his or her successor shall have been duly elected and qualified or until his or her earlier death, resignation or removal. No decrease in the number of Directors constituting the board of Directors shall shorten the term of any incumbent Director.

95.	Prior to the closing of an initial Business Combination, the Company may by Ordinary Resolution of the holders of the Class B Shares (only) appoint any person to be a Director and remove any Director for any reason. For the avoidance of doubt (i) prior to the closing of an initial Business Combination, holders of Class A Shares shall have no right to vote on the appointment or removal of any Director; provided, however, that if all of the Class B Shares are converted prior to the date of the initial Business Combination, the holders of Class A Shares will have the right to vote on the election of Directors and (ii) following the closing of an initial Business Combination, the Company may by Ordinary Resolution (of all Shareholders entitled to vote) appoint or remove any Director in accordance with these Articles.

96.	The Directors may appoint any person to be a Director, either to fill a vacancy or as an additional Director; provided that the appointment does not cause the number of Directors to exceed any number fixed by or in accordance with the Articles as the maximum number of Directors. Any Director appointed in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director’s successor shall have been duly elected and qualified or until his or her earlier resignation, death or removal. When the number of Directors is increased or decreased, the board of Directors shall, subject to Article 94 above, determine the class or classes to which the increased or decreased number of Directors shall be apportioned; provided, however, that no decrease in the number of Directors shall shorten the term of any incumbent Director.

Alternate Director

97.	Any Director may in writing appoint another Person to be his or her alternate and, save to the extent provided otherwise in the form of appointment, such alternate shall have authority to sign written resolutions on behalf of the appointing Director, but shall not be authorised to sign such written resolutions where they have been signed by the appointing Director, and to act in such Director’s place at any meeting of the Directors. Every such alternate shall be entitled to attend and vote at meetings of the Directors as the alternate of the Director appointing him or her and where he or she is a Director to have a separate vote in addition to his or her own vote. A Director may at any time in writing revoke the appointment of an alternate appointed by him or her. Such alternate shall not be an Officer solely as a result of his or her appointment as an alternate other than in respect of such times as the alternate acts as a Director. The remuneration of such alternate shall be payable out of the remuneration of the Director appointing him or her and the proportion thereof shall be agreed between them.

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Powers And Duties Of Directors

98.	Subject to the Companies Act, these Articles and to any resolutions passed in a general meeting (including resolutions approved by the Members in connection with any Business Combination in accordance with Article 157 and Article 158), the business of the Company shall be managed by the Directors, who may pay all expenses incurred in setting up and registering the Company and may exercise all powers of the Company. No resolution passed by the Company in general meeting shall invalidate any prior act of the Directors that would have been valid if that resolution had not been passed.

99.	The Directors may from time to time appoint any Person, whether or not a Director to hold such office in the Company as the Directors may think necessary for the administration of the Company (including, for the avoidance of doubt and without limitation, any chairperson (or co-chairperson) of the board of Directors, one or more chief executive officers, presidents, a chief financial officer, vice-presidents, a treasurer or any other Officers as may be determined by the Directors), and for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Directors may think fit. Any Person so appointed by the Directors may be removed by the Directors.

100.	The Directors may appoint any Person to be a Secretary (and if need be an assistant Secretary or assistant Secretaries) who shall hold office for such term, at such remuneration and upon such conditions and with such powers as they think fit. Any Secretary or assistant Secretary so appointed by the Directors may be removed by the Directors or by the Company.

101.	The Directors may delegate any of their powers to committees consisting of such member or members of their body as they think fit; any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on it by the Directors.

102.	The Directors may from time to time and at any time by power of attorney (whether under Seal or under hand) or otherwise appoint any company, firm or Person or body of Persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys or authorised signatory (any such person being an “Attorney” or “Authorised Signatory”, respectively) of the Company for such purposes and with such powers, authorities and discretion (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney or other appointment may contain such provisions for the protection and convenience of Persons dealing with any such Attorney or Authorised Signatory as the Directors may think fit, and may also authorise any such Attorney or Authorised Signatory to delegate all or any of the powers, authorities and discretion vested in him or her.

103.	The Directors may from time to time provide for the management of the affairs of the Company in such manner as they shall think fit and the provisions contained in the three next following Articles shall not limit the general powers conferred by this Article.

104.	The Directors from time to time and at any time may establish any committees, local boards or agencies for managing any of the affairs of the Company and may appoint any Person to be a member of such committees or local boards and may appoint any managers or agents of the Company and may fix the remuneration of any such Person.

105.	The Directors from time to time and at any time may delegate to any such committee, local board, manager or agent any of the powers, authorities and discretions for the time being vested in the Directors and may authorise the members for the time being of any such local board, or any of them to fill any vacancies therein and to act notwithstanding vacancies and any such appointment or delegation may be made on such terms and subject to such conditions as the Directors may think fit and the Directors may at any time remove any Person so appointed and may annul or vary any such delegation, but no Person dealing in good faith and without notice of any such annulment or variation shall be affected thereby.

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106.	Any such delegates as aforesaid may be authorised by the Directors to sub-delegate all or any of the powers, authorities, and discretion for the time being vested in them.

107.	The Directors may agree with a Shareholder to waive or modify the terms applicable to such Shareholder’s subscription for Shares without obtaining the consent of any other Shareholder; provided that such waiver or modification does not amount to a variation or abrogation of the rights attaching to the Shares of such other Shareholders.

108.	The Directors shall have the authority to present a winding up petition on behalf of the Company without the sanction of a resolution passed by the Company in general meeting.

Borrowing Powers Of Directors

109.	The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof, or to otherwise provide for a security interest to be taken in such undertaking, property or uncalled capital, and to issue debentures, debenture stock and other securities whenever money is borrowed or as security for any debt, liability or obligation of the Company or of any third party.

The Seal

110.	The Seal shall not be affixed to any instrument except by the authority of a resolution of the Directors; provided that such authority may be given prior to or after the affixing of the Seal and if given after may be in general form confirming a number of affixings of the Seal. The Seal shall be affixed in the presence of a Director or a Secretary (or an assistant Secretary) or in the presence of any one or more Persons as the Directors may appoint for the purpose and every Person as aforesaid shall sign every instrument to which the Seal is so affixed in their presence.

111.	The Company may maintain a facsimile of the Seal in such countries or places as the Directors may appoint and such facsimile Seal shall not be affixed to any instrument except by the authority of a resolution of the Directors; provided that such authority may be given prior to or after the affixing of such facsimile Seal and if given after may be in general form confirming a number of affixings of such facsimile Seal. The facsimile Seal shall be affixed in the presence of such Person or Persons as the Directors shall for this purpose appoint and such Person or Persons as aforesaid shall sign every instrument to which the facsimile Seal is so affixed in their presence and such affixing of the facsimile Seal and signing as aforesaid shall have the same meaning and effect as if the Seal had been affixed in the presence of and the instrument signed by a Director or a Secretary (or an assistant Secretary) or in the presence of any one or more Persons as the Directors may appoint for the purpose.

112.	Notwithstanding the foregoing, a Secretary or any assistant Secretary shall have the authority to affix the Seal, or the facsimile Seal, to any instrument for the purposes of attesting authenticity of the matter contained therein but which does not create any obligation binding on the Company.

Disqualification Of Directors

113.	The office of Director shall be vacated, if the Director:

(a)	becomes bankrupt or makes any arrangement or composition with his or her creditors;

(b)	dies or is found to be or becomes of unsound mind;

(c)	resigns his or her office by notice in writing to the Company;

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(d)	prior to the closing of an initial Business Combination, is removed from office by Ordinary Resolution of Class B Shares (only);

(e)	following the closing of an initial Business Combination, is removed from office by Ordinary Resolution of all Shareholders entitled to vote; or

(f)	is removed from office pursuant to any other provision of these Articles.

Proceedings Of Directors

114.	The Directors may meet together (either within or outside the Cayman Islands) for the dispatch of business, adjourn, and otherwise regulate their meetings and proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In case of an equality of votes the chairperson shall have a second or casting vote. A Director may, and a Secretary or assistant Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors.

115.	A Director may participate in any meeting of the Directors, or of any committee appointed by the Directors of which such Director is a member, by means of telephone or similar communication equipment by way of which all Persons participating in such meeting can communicate with each other and such participation shall be deemed to constitute presence in person at the meeting.

116.	The quorum necessary for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed, if there be two or more Directors the quorum shall be two, and if there be one Director the quorum shall be one. A Director represented by an alternate Director at any meeting shall be deemed to be present for the purposes of determining whether or not a quorum is present.

117.	A Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of his or her interest at a meeting of the Directors. A general notice given to the Directors by any Director to the effect that he or she is to be regarded as interested in any contract or other arrangement which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made. A Director may vote in respect of any contract or proposed contract or arrangement notwithstanding that he or she may be interested therein and if he or she does so his or her vote shall be counted and he or she may be counted in the quorum at any meeting of the Directors at which any such contract or proposed contract or arrangement shall come before the meeting for consideration.

118.	A Director may hold any other office or place of profit under the Company (other than the office of auditor) in conjunction with his or her office of Director for such period and on such terms (as to remuneration and otherwise) as the Directors may determine and no Director or intending Director shall be disqualified by his or her office from contracting with the Company either with regard to his or her tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established. A Director, notwithstanding his or her interest, may be counted in the quorum present at any meeting of the Directors whereat he or she or any other Director is appointed to hold any such office or place of profit under the Company or whereat the terms of any such appointment are arranged and he or she may vote on any such appointment or arrangement.

119.	Any Director may act by himself or herself or his or her firm in a professional capacity for the Company, and he or she or his or her firm shall be entitled to remuneration for professional services as if he or she were not a Director; provided that nothing herein contained shall authorise a Director or his or her firm to act as auditor to the Company.

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120.	The Directors shall cause minutes to be made in books or loose-leaf folders provided for the purpose of recording:

(a)	all appointments of Officers made by the Directors;

(b)	the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

(c)	all resolutions and proceedings at all meetings of the Company, and of the Directors and of committees of Directors.

121.	When the chairperson of a meeting of the Directors signs the minutes of such meeting the same shall be deemed to have been duly held notwithstanding that all the Directors have not actually come together or that there may have been a technical defect in the proceedings.

122.	A resolution in writing signed by all the Directors or all the members of a committee of Directors entitled to receive notice of a meeting of Directors or committee of Directors, as the case may be (an alternate Director, subject as provided otherwise in the terms of appointment of the alternate Director, being entitled to sign such a resolution on behalf of his or her appointer), shall be as valid and effectual as if it had been passed at a duly called and constituted meeting of Directors or committee of Directors, as the case may be. When signed a resolution may consist of several documents each signed by one or more of the Directors or his or her duly appointed alternate.

123.	The continuing Directors may act notwithstanding any vacancy in their body but if and for so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number, or of summoning a general meeting of the Company, but for no other purpose.

124.	The Directors may elect a chairperson of their meetings and determine the period for which he or she is to hold office but if no such chairperson is elected, or if at any meeting the chairperson is not present within fifteen minutes after the time appointed for holding the meeting, the Directors present may choose one of their number to be chairperson of the meeting.

125.	Subject to any regulations imposed on it by the Directors, a committee appointed by the Directors may elect a chairperson of its meetings. If no such chairperson is elected, or if at any meeting the chairperson is not present within fifteen minutes after the time appointed for holding the meeting, the committee members present may choose one of their number to be chairperson of the meeting.

126.	A committee appointed by the Directors may meet and adjourn as it thinks proper. Subject to any regulations imposed on it by the Directors, questions arising at any meeting shall be determined by a majority of votes of the committee members present and in case of an equality of votes the chairperson shall have a second or casting vote.

127.	All acts done by any meeting of the Directors or of a committee of Directors, or by any Person acting as a Director, shall notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or Person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such Person had been duly appointed and was qualified to be a Director.

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Dividends

128.	Subject to any rights and restrictions for the time being attached to any Shares, or as otherwise provided for in the Companies Act and these Articles, the Directors may from time to time declare dividends (including interim dividends) and other distributions on Shares in issue and authorise payment of the same out of the funds of the Company lawfully available therefor.

129.	Subject to any rights and restrictions for the time being attached to any Shares, the Company by Ordinary Resolution may declare dividends, but no dividend shall exceed the amount recommended by the Directors.

130.	The Directors may determine, before recommending or declaring any dividend, to set aside out of the funds legally available for distribution such sums as they think proper as a reserve or reserves which shall be applicable for meeting contingencies, or for equalising dividends or for any other purpose to which those funds may be properly applied and pending such application may, at the determination of the Directors, either be employed in the business of the Company or be invested in such investments as the Directors may from time to time think fit.

131.	Any dividend may be paid in any manner as the Directors may determine. If paid by cheque it will be sent through the post to the registered address of the Shareholder or Person entitled thereto, or in the case of joint holders, to any one of such joint holders at his or her registered address or to such Person and such address as the Shareholder or Person entitled, or such joint holders as the case may be, may direct. Every such cheque shall be made payable to the order of the Person to whom it is sent or to the order of such other Person as the Shareholder or Person entitled, or such joint holders as the case may be, may direct.

132.	The Directors when paying dividends to the Shareholders in accordance with the foregoing provisions of these Articles may make such payment either in cash or in specie and may determine the extent to which amounts may be withheld therefrom (including, without limitation, any taxes, fees, expenses or other liabilities for which a Shareholder (or the Company, as a result of any action or inaction of the Shareholder) is liable).

133.	Subject to any rights and restrictions for the time being attached to any Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares, but if and for so long as nothing is paid up on any of the Shares dividends may be declared and paid according to the par value of the Shares.

134.	If several Persons are registered as joint holders of any Share, any of them may give effectual receipts for any dividend or other moneys payable on or in respect of the Share.

135.	No dividend shall bear interest against the Company.

Accounts, Audit and annual return and declaration

136.	The books of account relating to the Company’s affairs shall be kept in such manner as may be determined from time to time by the Directors.

137.	The books of account shall be kept at the Office, or at such other place or places as the Directors think fit, and shall always be open to the inspection of the Directors.

138.	The Directors may from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Shareholders not being Directors, and no Shareholder (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by law or authorised by the Directors or by Ordinary Resolution.

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139.	The accounts relating to the Company’s affairs shall only be audited if the Directors so determine, in which case the financial year end and the accounting principles will be determined by the Directors. The financial year of the Company shall end on 31 December of each year or such other date as the Directors may determine.

140.	Without prejudice to the freedom of the Directors to establish any other committee, if the Shares are listed or quoted on the Designated Stock Exchange, and if required by the Designated Stock Exchange, the Directors shall establish and maintain an audit committee (the “Audit Committee”) as a committee of the board of Directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the SEC and the Designated Stock Exchange.

141.	The Directors in each year shall prepare, or cause to be prepared, an annual return and declaration setting forth the particulars required by the Companies Act and deliver a copy thereof to the Registrar of Companies in the Cayman Islands.

Capitalisation Of reserves

142.	Subject to the Companies Act and these Articles, the Directors may:

(a)	resolve to capitalise an amount standing to the credit of reserves (including a Share Premium Account, capital redemption reserve and profit and loss account), whether or not available for distribution;

(b)	appropriate the sum resolved to be capitalised to the Shareholders in proportion to the nominal amount of Shares (whether or not fully paid) held by them respectively and apply that sum on their behalf in or towards:

(i)	paying up the amounts (if any) for the time being unpaid on Shares held by them respectively, or

(ii)	paying up in full unissued Shares or debentures of a nominal amount equal to that sum,

and allot the Shares or debentures, credited as fully paid, to the Shareholders (or as they may direct) in those proportions, or partly in one way and partly in the other, but the Share Premium Account, the capital redemption reserve and profits which are not available for distribution may, for the purposes of this Article, only be applied in paying up unissued Shares to be allotted to Shareholders credited as fully paid;

(c)	make any arrangements they think fit to resolve a difficulty arising in the distribution of a capitalised reserve and in particular, without limitation, where Shares or debentures become distributable in fractions the Directors may deal with the fractions as they think fit;

(d)	authorise a Person to enter (on behalf of all the Shareholders concerned) into an agreement with the Company providing for either:

(i)	the allotment to the Shareholders respectively, credited as fully paid, of Shares or debentures to which they may be entitled on the capitalisation, or

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(ii)	the payment by the Company on behalf of the Shareholders (by the application of their respective proportions of the reserves resolved to be capitalised) of the amounts or part of the amounts remaining unpaid on their existing Shares, and any such agreement made under this authority being effective and binding on all those Shareholders; and

(e)	generally do all acts and things required to give effect to any of the actions contemplated by this Article.

Share Premium Account

143.	The Directors shall in accordance with the Companies Act establish a Share Premium Account and shall carry to the credit of such account from time to time a sum equal to the amount or value of the premium paid on the issue of any Share.

144.	There shall be debited to any Share Premium Account on the redemption or purchase of a Share the difference between the nominal value of such Share and the redemption or purchase price; provided that at the determination of the Directors such sum may be paid out of the profits of the Company or, if permitted by the Companies Act, out of capital.

Notices

145.	Any notice or document may be served by the Company or by the Person entitled to give notice to any Shareholder either personally, or by posting it airmail or air courier service in a prepaid letter addressed to such Shareholder at his or her address as appearing in the Register, or by electronic mail, or by facsimile should the Directors deem it appropriate. Notice may also be served by electronic communication in accordance with the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or by placing it on the Company’s website. In the case of joint holders of a Share, all notices shall be given to that one of the joint holders whose name stands first in the Register in respect of the joint holding, and notice so given shall be sufficient notice to all the joint holders.

146.	Any Shareholder present, either personally or by proxy, at any meeting of the Company shall for all purposes be deemed to have received due notice of such meeting and, where requisite, of the purposes for which such meeting was convened.

147.	Any notice or other document, if served by:

(a)	post, shall be deemed to have been served five clear days after the time when the letter containing the same is posted;

(b)	facsimile, shall be deemed to have been served upon production by the transmitting facsimile machine of a report confirming transmission of the facsimile in full to the facsimile number of the recipient;

(c)	recognized courier service, shall be deemed to have been served 48 hours after the time when the letter containing the same is delivered to the courier service;

(d)	electronic mail or other electronic communication (such as transmission to any number, address or internet website (including the website of the SEC) or other electronic delivery methods as otherwise decided and approved by the Directors), shall be deemed to have been served immediately upon the time of the transmission by electronic mail or approved electronic communication, and it shall not be necessary for the receipt of the e-mail to be acknowledged by the recipient; or

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(e)	placing it on the Company’s website; service of the notice shall be deemed to have been effected one hour after the notice or document was placed on the Company’s website.

In proving service by post or courier service it shall be sufficient to prove that the letter containing the notice or documents was properly addressed and duly posted or delivered to the courier service.

148.	Any notice or document delivered or sent in accordance with the terms of these Articles shall notwithstanding that such Shareholder be then dead or bankrupt, and whether or not the Company has notice of his or her death or bankruptcy, be deemed to have been duly served in respect of any Share registered in the name of such Shareholder as sole or joint holder, unless his or her name shall at the time of the service of the notice or document, have been removed from the Register as the holder of the Share, and such service shall for all purposes be deemed a sufficient service of such notice or document on all Persons interested (whether jointly with or as claiming through or under him or her) in the Share.

149.	Notice of every general meeting of the Company shall be given to:

(a)	all Shareholders holding Shares with the right to receive notice and who have supplied to the Company an address for the giving of notices to them; and

(b)	every Person entitled to a Share in consequence of the death or bankruptcy of a Shareholder, who but for his or her death or bankruptcy would be entitled to receive notice of the meeting.

No other Person shall be entitled to receive notices of general meetings.

Indemnity

150.	To the fullest extent permitted by law, every Director (including for the purposes of this Article any alternate Director appointed pursuant to the provisions of these Articles), Secretary, assistant Secretary, or other Officer (but not including the Company’s auditors) and the personal representatives of the same (each an “Indemnified Person”) shall be indemnified and secured harmless out of the assets and funds of the Company against all actions or proceedings whether threatened, pending or completed (a “Proceeding”), costs, charges, expenses, losses, damages or liabilities incurred or sustained by such Indemnified Person, other than by reason of such Indemnified Person’s own actual fraud, wilful default or wilful neglect as determined by a court of competent jurisdiction, (i) in or about the conduct of the Company’s business or affairs (including as a result of any mistake of judgment), (ii) arising as a consequence of such Indemnified Person becoming aware of any business opportunity and failing to present such business opportunity to the Company or otherwise taking any of the actions or omitting to take any of the actions permitted by the Articles under the heading “Business Opportunities”, (iii) in the execution or discharge of his or her duties, powers, authorities or discretions, or (iv) in respect of any actions or activities undertaken by an Indemnified Person provided for and in accordance with the provisions set out above (inclusive) including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such Indemnified Person in defending or otherwise being involved in, (whether successfully or otherwise) any civil proceedings concerning the Company or its affairs in any court whether in the Cayman Islands or elsewhere. Each Member agrees to waive any claim or right of action he or she might have, whether individually or by or in the right of the Company, against any Director on account of any action taken by such Director, or the failure of such Director to take any action in the performance of his or her duties with or for the Company; provided that such waiver shall not extend to any matter in respect of any actual fraud, wilful default or wilful neglect which may attach to such Director.

151.	No Indemnified Person shall be liable:

(a)	for the acts, receipts, neglects, defaults or omissions of any other Director or Officer or agent of the Company; or

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(b)	for any loss on account of defect of title to any property of the Company; or

(c)	on account of the insufficiency of any security in or upon which any money of the Company shall be invested; or

(d)	for any loss incurred through any bank, broker or other similar Person; or

(e)	for any loss occasioned by any negligence, default, breach of duty, breach of trust, error of judgement or oversight on such Indemnified Person’s part; or

(f)	for any liability, obligation or duty to the Company that may arise as a consequence of such Indemnified Person becoming aware of any business opportunity and failing to present such business opportunity to the Company or otherwise taking any of the actions or omitting to take any of the actions permitted by the Articles under the heading “Business Opportunities”; or

(g)	for any loss, damage or misfortune whatsoever which may happen in or arise from the execution or discharge of the duties, powers, authorities, or discretions of such Indemnified Person’s office or in relation thereto;

unless the same shall happen through such Indemnified Person’s own actual fraud, wilful default or wilful neglect as determined by a court of competent jurisdiction.

152.	The Company will pay the expenses (including attorneys’ fees) incurred by an Indemnified Person in defending any Proceeding in advance of its final disposition; provided, however, that, to the extent required by applicable law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Indemnified Person to repay all amounts advanced if it should be ultimately determined that the Indemnified Person is not entitled to be indemnified under these Articles or otherwise.

153.	The Directors, on behalf of the Company, may purchase and maintain insurance for the benefit of any Director or Officer of the Company against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to the Company.

154.	The rights to indemnification and advancement of expenses conferred on any Indemnified Person as set out above will not be exclusive of any other rights that any Indemnified Person may have or hereafter acquire pursuant to an agreement with the Company or otherwise.

Non-Recognition Of Trusts

155.	Subject to the proviso hereto, no Person shall be recognised by the Company as holding any Share upon any trust and the Company shall not, unless required by law, be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any Share or (except only as otherwise provided by these Articles or as the Companies Act requires) any other right in respect of any Share except an absolute right to the entirety thereof in each Shareholder registered in the Register; provided that, notwithstanding the foregoing, the Company shall be entitled to recognise any such interests as shall be determined by the Directors.

Annex A-25

BUSINESS COMBINATION REQUIREMENTS

156.	Notwithstanding any other provision of the Articles, the Articles under this heading “Business Combination Requirements” shall apply during the period commencing upon the adoption of the Articles and terminating upon the first to occur of the consummation of any Business Combination and the distribution of the Trust Fund pursuant to Article 163. In the event of a conflict between the Articles under this heading “Business Combination Requirements” and any other Articles, the provisions of the Articles under this heading “Business Combination Requirements” shall prevail.

157.	The Company shall submit any proposal for a Business Combination to its Shareholders for approval at either an annual general meeting or extraordinary meeting, and, if permitted under applicable law, will conduct any redemptions of Public Shares in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act and will file such proxy materials with the SEC.

158.	At a general meeting called for the purposes of approving a Business Combination pursuant to these Articles the Company shall be authorised to consummate a Business Combination by Ordinary Resolution.

159.	Notwithstanding anything to the contrary set forth in Article 157, if the Company is not required to conduct redemptions of Public Shares in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, then the Company shall provide Shareholders with the opportunity to have their Public Shares redeemed or repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, calculated as of two business days prior to the consummation of the Company’s initial Business Combination, including interest earned on the Trust Fund and not previously released to the Company to pay tax obligations, if any, divided by the number of Public Shares then in issue.

160.	If the Company initiates any tender offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act in connection with a proposed Business Combination, it shall file tender offer documents with the SEC prior to completing such Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act.

161.	Any Shareholder holding Public Shares who is not a Founder, Director or Officer of the Company may, contemporaneously with any vote on a Business Combination, elect to have their Public Shares redeemed for cash (the “IPO Redemption”); provided that no such Shareholder acting together with any affiliate or any other person with whom such Shareholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act) may exercise this redemption right with respect to more than an aggregate of 15.0% of the Public Shares without the consent of the Company; provided further that any holder that holds Public Shares beneficially through a nominee must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. In connection with any vote held to approve a proposed Business Combination, holders of Public Shares seeking to exercise their redemption rights will be required to either tender their certificates (if any) to the Company’s transfer agent or to deliver their shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option, in each case up to two business days prior to the initially scheduled vote on the proposal to approve a Business Combination. If so demanded, the Company shall pay any such redeeming Shareholder, regardless of whether he or she is voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Fund calculated as of two business days prior to the consummation of a Business Combination, including interest earned on the Trust Fund and not previously released to the Company to pay income taxes, if any, divided by the number of Public Shares then in issue (such redemption price being referred to herein as the “Redemption Price”).

Annex A-26

162.	The Redemption Price shall be paid promptly following the consummation of the relevant Business Combination. If the proposed Business Combination is not approved or completed for any reason then such redemptions shall be cancelled and share certificates (if any) returned to the relevant Shareholders as appropriate.

163.	(a) In the event that either the Company does not consummate a Business Combination by thirty-six months after the closing of the IPO or such earlier date as is determined by our Board to be in the best interests of the Company, the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Shareholders’ rights as Shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Shareholders and the Directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

(b) If any amendment is made to Article 163(a) that would modify the substance or timing of the Company’s obligation to provide holders of our Class A Shares the right to have their shares redeemed in connection with our initial Business Combination or to redeem 100% of our Public Shares if the Company does not complete its initial Business Combination within 36 months from the closing of the IPO or with respect to any other provision relating to the rights of holders of our Class A Shares, each holder of Public Shares shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay its income taxes, if any, divided by the number of Public Shares then in issue.

164.	Except for the withdrawal of interest to pay income taxes, if any, none of the funds held in the Trust Fund shall be released from the Trust Fund until the earlier of an IPO Redemption pursuant to Article 162, a repurchase of Shares by means of a tender offer pursuant to Article 159, a distribution of the Trust Fund pursuant to Article 163(a) or an amendment under Article 163(b). In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Fund.

165.	Prior to or in connection with the Company’s initial Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to: (a) receive funds from the Trust Fund; or (b) vote as a class with the holders of Public Shares (i) on any Business Combination or any other proposal presented to the Shareholders prior to or in connection with the completion of a Business Combination or (b) to approve an amendment to the Articles to (x) extend the time that the Company has to consummate an initial Business Combination or (y) amend the foregoing provisions of this Article 165.

166.	The Company must complete one or more Business Combinations having an aggregate fair market value of at least 80% of the assets held in the Trust Fund (excluding the amount of deferred underwriting commissions held in the Trust Fund and income taxes payable on the interest and other income earned on the Trust Fund) at the time of the Company’s signing a definitive agreement in connection with a Business Combination. An initial Business Combination must not be effectuated solely with another blank cheque company or a similar company with nominal operations. In the event the Company enters into a Business Combination with an entity that is affiliated with the Sponsor, Officers or Directors, the Company, or a committee of independent directors, will obtain an opinion from independent investment banking firm or another independent entity that commonly renders valuation opinions that such a Business Combination is fair to the Company from a financial point of view.

Annex A-27

167.	A Director may vote in respect of any Business Combination in which such Director has a conflict of interest with respect to the evaluation of such Business Combination. Such Director must disclose such interest or conflict to the other Directors.

168.	The Audit Committee shall monitor compliance with the terms of the IPO and, if any non-compliance is identified, the Audit Committee shall be charged with the responsibility to take all action necessary to rectify such non-compliance or otherwise cause compliance with the terms of the IPO.

169.	The Company may enter into a Business Combination with a target business that is affiliated with the Sponsor, the Directors or Officers of the Company if such transaction were approved by a majority of the independent directors (as defined in Article 166) and the directors that did not have an interest in such transaction.

BUSINESS OPPORTUNITIES

170.	In recognition and anticipation of the facts that: (a) directors, managers, officers, members, partners, managing members, employees and/or agents of one or more other organizations, including members of the Investor Group (each of the foregoing, an “Officer and Director Related Person”) may serve as Directors and/or Officers of the Company; and (b) such organizations (the “Officer and Director Related Entities”) and the Investor Group engage, and may continue to engage in the same or similar activities or related lines of business as those in which the Company, directly or indirectly, and/or other business activities that overlap with or compete with those in which the Company, directly or indirectly, may engage, the Articles under this heading “Business Opportunities” are set forth to regulate and define the conduct of certain affairs of the Company as they may involve the Members and the Officer and Director Related Persons, and the powers, rights, duties and liabilities of the Company and its Officers, Directors and Members in connection therewith.

171.	To the fullest extent permitted by law, the Investor Group, the Officer and Director Related Entities and the Officer and Director Related Persons shall have no duty to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which (i) may be a corporate opportunity for any of the Investor Group or the Officer and Director Related Entities, on the one hand, and the Company, on the other, or (ii) the presentation of which would breach an existing legal obligation of a Director or Officer to any other entity. To the fullest extent permitted by law, the Investor Group, Officer and Director Related Entities and the Officer and Director Related Persons shall have no duty to communicate or offer any such corporate opportunity to the Company and shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member, Director and/or Officer of the Company solely by reason of the fact that such party pursues or acquires such corporate opportunity for itself, himself or herself, directs such corporate opportunity to another Person, or does not communicate information regarding such corporate opportunity to the Company and further, the Company hereby waives any claim or cause of action it may have with respect to the foregoing.

172.	Except as provided elsewhere in these Articles, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and another entity, including any of the Investor Group or any Officer and Director Related Entity, about which a Director and/or Officer of the Company acquires knowledge.

173.	To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

Annex A-28

Winding Up

174.	If the Company shall be wound up the liquidator shall apply the assets of the Company in such manner and order as he or she thinks fit in satisfaction of creditors’ claims.

175.	If the Company shall be wound up, the liquidator may, with the sanction of an Ordinary Resolution divide amongst the Shareholders in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose set such value as he or she deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Shareholders or different Classes. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Shareholders as the liquidator, with the like sanction shall think fit, but so that no Shareholder shall be compelled to accept any assets whereon there is any liability.

Amendment Of Articles Of Association

176.	Subject to the Companies Act and the rights attaching to the various Classes, the Company may at any time and from time to time by Special Resolution alter or amend these Articles in whole or in part.

Closing of register or fixing record date

177.	For the purpose of determining those Shareholders that are entitled to receive notice of, attend or vote at any meeting of Shareholders or any adjournment thereof, or those Shareholders that are entitled to receive payment of any dividend, or in order to make a determination as to who is a Shareholder for any other purpose, the Directors may, by any means in accordance with the requirements of any Designated Stock Exchange, provide that the Register shall be closed for transfers for a stated period which shall not exceed in any case 40 days. If the Register shall be so closed for the purpose of determining those Shareholders that are entitled to receive notice of, attend or vote at a meeting of Shareholders the Register shall be so closed for at least ten days immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register.

178.	In lieu of or apart from closing the Register, the Directors may fix in advance a date as the record date for any such determination of those Shareholders that are entitled to receive notice of, attend or vote at a meeting of the Shareholders and for the purpose of determining those Shareholders that are entitled to receive payment of any dividend the Directors may, at or within 90 days prior to the date of declaration of such dividend, fix a subsequent date as the record date for such determination.

179.	If the Register is not so closed and no record date is fixed for the determination of those Shareholders entitled to receive notice of, attend or vote at a meeting of Shareholders or those Shareholders that are entitled to receive payment of a dividend, the date on which notice of the meeting is posted or the date on which the resolution of the Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Shareholders. When a determination of those Shareholders that are entitled to receive notice of, attend or vote at a meeting of Shareholders has been made as provided in this Article, such determination shall apply to any adjournment thereof.

Registration By Way Of Continuation

180.	The Company may by Special Resolution resolve to be registered by way of continuation in a jurisdiction outside the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing. In furtherance of a resolution adopted pursuant to this Article, the Directors may cause an application to be made to the Registrar of Companies to deregister the Company in the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing and may cause all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

181.	With respect to any vote or votes to continue the Company in a jurisdiction outside the Cayman Islands in accordance with Article 181 (including, but not limited to, the approval of the organizational documents of the Company in such other jurisdiction), holders of Class B Shares will have ten votes for every Class B Share and holders of Class A Shares will have one vote for every Class A Share.

Annex A-29

Mergers and Consolidation

182.	The Company may merge or consolidate in accordance with the Companies Act.

183.	To the extent required by the Companies Act, the Company may by Special Resolution resolve to merge or consolidate the Company.

disclosure

184.	The Directors, or any authorised service providers (including the Officers, the Secretary and the registered office agent of the Company), shall be entitled to disclose to any regulatory or judicial authority, or to any stock exchange on which the Shares may from time to time be listed, any information regarding the affairs of the Company including, without limitation, information contained in the Register and books of the Company.

Exclusive Jurisdiction and Forum

185.	Unless the Company consents in writing to the selection of an alternative forum:

(a)	the federal courts of the United States shall have exclusive jurisdiction to hear, settle and/or determine any dispute, controversy or claim arising under the provisions of the U.S. Securities Act or the Exchange Act (and each Member irrevocably submits to the exclusive jurisdiction of the federal courts of the United States over all such claims, controversies or disputes);

(b)	the courts of the Cayman Islands shall have exclusive jurisdiction over any claim or dispute arising out of or in connection with the Memorandum of Association, the Articles or otherwise related in any way to each Member’s shareholding in the Company (and each Member irrevocably submits to the exclusive jurisdiction of the courts of the Cayman Islands over all such claims or disputes), including but not limited to:

(i)	any derivative action or proceeding brought on behalf of the Company;

(ii)	any action asserting a claim of breach of any fiduciary or other duty owed by any current or former Director, Officer or other employee of the Company to the Company or the Members;

(iii)	any action asserting a claim arising pursuant to any provision of the Companies Act, the Memorandum of Association or the Articles; or

(iv)	any action asserting a claim against the Company concerning its internal affairs.

186.	Without prejudice to any other rights or remedies that the Company may have, each Member acknowledges that damages alone would not be an adequate remedy for any breach of the exclusive jurisdiction and forum provisions set out above and that accordingly the Company shall be entitled, without proof of special damages, to the remedies of injunction, specific performance or other equitable relief for any threatened or actual breach of those provisions.

Annex A-30

SCAN TO
VIEW MATERIALS & VOTE

PORTAGE FINTECH ACQUISITION CORPORATION
3109 W 50TH ST
#207
MINNEAPOLIS, MN 55410

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V23512-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PORTAGE FINTECH ACQUISITION CORPORATION

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting:
The notice and proxy statement are available at www.proxyvote.com.

V23513-TBD

PORTAGE FINTECH ACQUISITION CORPORATION
EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
[TBD] 10:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The shareholder(s) hereby appoint(s) Rick Gaenzle and John Stanfield, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of PORTAGE FINTECH ACQUISITION CORPORATION that the shareholder(s) is/are entitled to vote at the Extraordinary General Meeting of Shareholders to be held at 10:00 A.M. Eastern Time on [TBD], at 90 South Seventh Street, 2200 Wells Fargo Center, Minneapolis, Minnesota 55402, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side